                                      UAM Funds
                                      Funds for the Informed Investor/sm/

Sirach Portfolios
Semi-Annual Report                                                April 30, 2002

                                                                   [LOGO] UAM(R)

UAM FUNDS                                                      SIRACH PORTFOLIOS

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter.........................................   1
Statements of Net Assets
   Sirach Special Equity Portfolio...........................   7
   Sirach Growth Portfolio...................................  14
   Sirach Strategic Balanced Portfolio.......................  19
   Sirach Bond Portfolio.....................................  28
   Sirach Equity Portfolio...................................  34
Statements of Operations.....................................  38
Statements of Changes in Net Assets
   Sirach Special Equity Portfolio...........................  39
   Sirach Growth Portfolio...................................  40
   Sirach Strategic Balanced Portfolio.......................  41
   Sirach Bond Portfolio.....................................  42
   Sirach Equity Portfolio...................................  43
Financial Highlights
   Sirach Special Equity Portfolio...........................  44
   Sirach Growth Portfolio...................................  45
   Sirach Strategic Balanced Portfolio.......................  46
   Sirach Bond Portfolio.....................................  47
   Sirach Equity Portfolio...................................  48
Notes to Financial Statements................................  49
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UAM FUNDS                                                      SIRACH PORTFOLIOS

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May, 2002

Dear Shareholders:

Sirach Special Equity Portfolio

The Sirach Special Equity Portfolio had $137.1 million in net assets on April 30, 2002. The Portfolio returned 8.58% for the period, trailing the Russell 2000 Growth Index return of 10.40%. The entire underperformance for the six month period occurred during November, the first month of the fiscal year. This was a time in which the marketplace rewarded low price and low quality companies with poor fundamentals in hopes that earnings would improve as the economy picked up. These stocks had performed quite poorly over the previous six to nine months because of their poor earnings results.

In terms of sectors, the poor performers in the Portfolio were Technology and Producer Durables. Technology was the third largest portfolio weighting at period end. Over the six month period we reduced our allocation to this sector moving to an underweight relative to the Russell 2000 Growth Index. The move to underweight proved to be a good decision, the difficulty was in stock selection. Technology was the sector most impacted in November as described above. Many economically sensitive technology stocks that had suffered sharp fall-offs in earnings and very poor price performance experienced sharp recoveries as the Federal Reserve supplied liquidity to the economy following the events of September 11th. Following the price moves of November, the market has become more rational and has rewarded those technology companies with the best earnings fundamentals.

Healthcare and Consumer Discretionary were the bright spots in the Portfolio for the period. Stock selection in each of these sectors drove their performance. Early in the period, biotech companies helped performance, while later in the period, strength was found in healthcare service providers and pharmaceutical distributors. Healthcare is now the second largest weighting in the Portfolio and is slightly overweight versus the index. The allocation to Consumer Discretionary increased throughout the period resulting in it becoming our largest absolute weighting and our largest overweight relative to the Russell 2000 Growth Index. Specialty retailers proved to be beneficial holdings as we received quite strong returns from holdings in automotive retailers, rent-to-own stores, home furnishing stores, and women and children's apparel retailers.

We are maintaining our slight overweight in the Finance sector with holdings spread amongst insurance, regional banks, and financial service holdings. We have recently begun adding positions in the oil service area. While we remain underweight in the Energy sector, we are watching closely for any further positive earnings developments within this group.

While it appears the economy has emerged from the brief yet difficult recession, the recovery in earnings is more troublesome. Our focus continues to be in identifying companies with strong earnings characteristics that will out perform the market over time.

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UAM FUNDS                                                      SIRACH PORTFOLIOS

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Sirach Equity Portfolio

The Sirach Equity Portfolio completed the first half of its fiscal year 2002 with net assets of $38.2 million. The Portfolio's net performance return of 1.03% was notably better than the Russell 1000 Growth Index that returned -2.13%. Despite the measure of relative out performance the Portfolio enjoyed, it was nonetheless a challenging investment environment. Following the tumultuous market gyrations in the Portfolio's previous six months, this half's pattern of return was fairly consistent -- with more of the same. While November began with a strong upward bias, economic data and corporate earnings activity slowed toward the end of the period and stock prices trended lower. A continuation of the Middle East crises didn't help investor confidence much either, as oil prices trended higher throughout the period.

Despite the negative backdrop, the Portfolio performed very well. Although the Portfolio maintained fairly neutral sector weights versus the benchmark, it still enjoyed a few pockets of strong relative strength. Most notably, the Portfolio's investment in companies in the semi-capital equipment industries yielded favorable results. Novellus Systems (up 44%), which designs equipment for use in the manufacture of semiconductors, had stronger order growth than expected in the period, as a number of large semiconductor firms became first-time customers. The Portfolio also benefited by avoiding the Utilities sector, most notably telecommunication issues.

As bottom-up stock pickers, we believe our most consistent and repeatable opportunity for success lies in our ability to identify and invest in companies that exhibit our favored earnings characteristics. The Portfolio's greatest success in the period was found in the stock selection of Health Care issues. A health care company, Tenet Healthcare, was among the best examples that differentiate us from other growth managers. Tenet Healthcare, a hospital operator in 17 states, reported solid admission gains, robust revenue growth and effective cost containment, and in the process, posted its ninth successive quarter of 20% + earnings growth. The Portfolio owned Tenet Healthcare (up 28%).

Despite the Portfolio's strong relative performance results, we continue to believe our investment process of focusing on companies with accelerating earnings, improved prospects for upward analyst earnings revisions and reasonable valuations will continue to reward our investors. As the U.S. economy continues its recovery process and corporate earnings remain in an upward trend, we expect the Portfolio's performance results to be very competitive.

Sirach Growth Portfolio

The Sirach Growth Portfolio completed the first half of its fiscal year 2002 with net assets of $29.8 million and a return of 2.63%. Similar to other recent periods, these six months were challenging for equity investors, as the Standard & Poor's 500 Index returned 2.31%. Given a market environment that still heavily favored

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UAM FUNDS                                                      SIRACH PORTFOLIOS

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value investing, the Growth Portfolio's excess return was quite pleasing. The
Portfolio's improvement in relative results could be pinpointed to one key factor: overall corporate earnings growth rates had bottomed toward the end of 2001 and started to accelerate early in 2002, albeit at a modest rate. As signs became more apparent that the U.S. economy was picking up steam, companies in the consumer cyclical, financial and industrial industries all experienced renewed investor interest. At the same time, these groups also showed notable improvement in their earnings growth rates and future earnings expectations. In contrast to the prior 11/2-to-2 year period when earnings were generally declining, this change in trend has historically favored our investment approach. Remember, our investment strategy focuses on companies whose earnings have and are expected to accelerate, whose earnings estimates are highly likely to experience upward analysts revisions and whose prices are reasonable relative to expectations for earnings growth.

The Portfolio's overall relative results were beneficially impacted in a number of areas. Our avoidance of the telecommunications sector was handsomely rewarded as a leading company in the sector experienced a dramatic meltdown. While the Portfolio carried an overweight in the Technology sector, which was a group that under performed the market in the quarter, stock selection in the sector was very good. Two decisions within the sector, to overweight Microchip and underweight Oracle, were examples that were rewarded in the period. Microchip (up 43% in the period), a specialty semiconductor firm, benefited from stronger than expected orders for its micro controllers and analog devices, leading Wall Street analysts to raise the company's future earnings prospects. On the other hand, Oracle, the world's largest database management systems software maker, reported softer than expected sales results that led to a round of earnings reductions -- and a lower stock price (-26%).

The Portfolio also enjoyed good stock selection results in the Health Care and Consumer Staples sectors. In Health Care, both Laboratory Corp of America and Tenet Healthcare proved to be big winners. Lab Corp (up 15%), one of the country's largest independent clinical laboratory companies, reported solid sales and earnings as it continued to benefit from strong business ties with several of the nation's largest managed care companies. Tenet Healthcare (up 28%), a hospital operator in 17 states, reported solid admission gains, robust revenue growth and effective cost containment, and in the process, posted its ninth successive quarter of 20% + earnings growth. In the Consumer Staples sector, the Portfolio's investment in Bed Bath and Beyond (up 48%) paid off handsomely. BBBY continued to report solid sales results, a residual effect of the consumers' trend called "cocooning" as more people purchased items to make their homes as comfortable as possible following the September 11 tragedy. Fortune Brands, the maker of home cabinets, office products, golf equipment and distilled spirits enjoyed great results as well (up 44%). As relatively low interest rates sustained a strong housing trend, FO reported strong sales and new agreements with important home building retail stores such as Home Depot. Overall, we believe investors in the Portfolio should be pleased with results.

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UAM FUNDS                                                      SIRACH PORTFOLIOS

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Another decision that positively impacted the Portfolio's quarterly result was a small bias towards mid-cap companies. Our investment process often identifies companies that tend to be somewhat smaller than the largest companies in the index. We have found that these companies generally demonstrate the earnings characteristics we find most favorable. They also tend to maintain these favorable characteristics for a longer time period than more mature companies.

The current U.S. GDP and profits trend appears to be improving and will likely reflect stronger growth in the second half of 2002. We remain focused on identifying companies whose earnings growth and fundamental prospects are improving regardless of the economic backdrop. Our analysis indicates that the favored sectors for our approach will remain in Consumer Cyclicals, Financial Services and selected industries within the Health Care and Technology sectors. We are confident that our investment approach will continue to benefit from a change in investor focus towards companies exhibiting solid and accelerating earnings and reasonable prices.

Sirach Strategic Balanced Portfolio

The Sirach Strategic Balanced Portfolio had net assets of $54.8 million on April 30, 2002. Asset allocation was 56.6% common stocks, 37.7% fixed income and the remainder in cash equivalents.

The Sirach Strategic Balanced Portfolio returned 0.79% for the fiscal six months ending April 30, 2002, compared to 2.83% for the Lipper Balanced Fund Index.

The common stock characteristics for the Sirach Strategic Balanced Portfolio are identical to the Sirach Growth Portfolio, while the bond and derivative characteristics match the Sirach Bond Portfolio.

Sirach Bond Portfolio

The Sirach Bond Portfolio completed the first fiscal six months with net assets of $115.9 million. This has been a frustrating time for our fixed income strategy. Total return for the six months ending April 30, 2002 was -3.23% vs. -0.01% for the Lehman Aggregate Index. Looking back to the first half of 2001, our performance was ahead of the index. In the summer, we positioned the Portfolio for an economic recovery, with a shorter-than-market duration and an under weighting of the short-to-intermediate part of the yield curve. Our strategy significantly under performed, as the economy weakened further in the aftermath of September 11. The Federal Reserve began another round of aggressive easing to help support the sagging economy, interest rates fell, and the yield curve steepened. Investments in sectors such as airlines, insurance, and travel-related services were pummeled. The market for some individual securities in the fund simply dried up. These conditions persisted through October. Also, the collapse of Enron had a significant impact on the Portfolio. The holding in Yosemite Trust, an Enron related entity, cost the Portfolio 1.75% in total return.

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UAM FUNDS                                                      SIRACH PORTFOLIOS

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The macro strategies we had put in place during the summer began to take hold as interest rates started to rise from the lows of late October and the economy, while still weak, began to show signs of stabilization. Individual issues in the Portfolio, especially those in industries affected by the events in September, continue to be volatile and thinly traded.

The past three months have brought the beginning of an economic recovery, new sensitivity to accounting practices in corporate America, and the end of the Federal Reserve's aggressive easing. Rising yields in March drove total returns for the quarter to near zero for most fixed income indices. What does this mean for fixed income portfolios? Yields should continue to trend up with the greatest increases in short to intermediate maturities. There should be above average volatility and opportunity in corporate bonds as the market reacts to rapid flows of information and analysis. Mortgages are likely to be seen as the safe haven alternative to Treasuries.

Our current strategy is working and has added value relative to the index. The overhang from 2001, specifically in one credit, has hurt performance and reduced the visibility of the positive aspects of our Portfolio.

Our Current Strategy

Duration
--------
We believe that rates will continue to move up driven by a stronger economy, the potential for a mild uptick in reported inflation, and the end of Federal Reserve easing. Portfolio duration is currently targeted at 90% of index duration.

Maturity Structure
------------------
The Portfolio is underweighted in short to intermediate securities. As rates move up, the greatest increases will occur in the front half of the yield curve. The current maturity structure reduces exposure to the maturities with the greatest potential for increased rates.

Sector Allocation/Issue Selection
---------------------------------
The Portfolio has a full allocation to corporates relative to the index. We expect to continue adding corporates as the economy improves. At the same time we are gradually reducing Airline EETC positions as individual issues recover from the impact on the airline industry from the events of last year. Mortgages are also at a full allocation, with a balance between pass-throughs and CMO's to provide good characteristics in an environment of modestly rising rates.

Please contact us with any questions you may have.

Sincerely,

SIRACH CAPITAL MANAGEMENT, INC.

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UAM FUNDS                                                      SIRACH PORTFOLIOS

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  All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
    A portfolio's performance assumes the reinvestment of all dividends and capital gains.

   There are no assurances that a portfolio will meet its stated objectives.

  A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

                     Definition of the Comparative Indices
                     -------------------------------------

Lehman Aggregate Index is an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index, and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $200 million for U.S. government issues and $25 million for others.

Lipper Balanced Fund Index contains funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock to bond ratio ranges around 60%/40%.

Russell 1000 Growth Index is an unmanaged index, comprised of 1,000 stocks of the U.S. companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Growth Index contains those Russell 2000 securities with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor's 500 Index is an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

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UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO
                                                 APRIL 30, 2002 (Unaudited)

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
COMMON STOCK -- 95.0%

                                                            Shares      Value
                                                            ------      -----
CONSUMER DISCRETIONARY -- 25.7%
CASINOS & GAMBLING -- 1.2%
  Argosy Gaming*......................................      46,800  $ 1,684,800
                                                                    -----------
ELECTRICAL - HOUSEHOLD APPLIANCES -- 0.9%
  Helen Of Troy*......................................      86,900    1,200,089
                                                                    -----------
ENTERTAINMENT -- 2.4%
  Alliance Gaming*....................................      73,400    1,092,192
  Movie Gallery*......................................     112,800    2,263,896
                                                                    -----------
                                                                      3,356,088
                                                                    -----------
HOUSEHOLD FURNISHINGS -- 0.5%
  Salton*.............................................      36,000      617,400
                                                                    -----------
JEWELRY, WATCHES & GEMS -- 0.9%
  Fossil*.............................................      42,600    1,182,150
                                                                    -----------
LEISURE TIME -- 1.1%
  Action Performance*.................................      31,800    1,496,190
                                                                    -----------
RENT & LEASING SERVICES -- 1.2%
  Rent-A-Center*......................................      28,100    1,694,430
                                                                    -----------
RESTAURANTS -- 1.2%
  Sonic*..............................................      54,300    1,591,533
                                                                    -----------
RETAIL-- 10.1%
  Borders Group*......................................      71,700    1,671,327
  Chico's FAS*........................................      45,450    1,639,836
  Children's Place*...................................      45,900    1,589,058
  Circuit City Stores - Carmax Group*.................      32,700      964,650
  Cost Plus*..........................................      32,000      942,400
  Fred's..............................................      42,450    1,652,358
  Freemarkets*........................................      65,100    1,156,176
  HOT Topic*..........................................      49,800    1,123,488
  Too*................................................      39,300    1,184,895
  Wet Seal, Cl A*.....................................      54,300    1,934,709
                                                                    -----------
                                                                     13,858,897
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO
                                                 APRIL 30, 2002 (Unaudited)

COMMON STOCK - continued

                                                               Shares          Value
                                                               ------          -----
SERVICES - COMMERCIAL -- 4.4%
   AMN Healthcare Services*...............................     63,400       $ 1,953,354
   PEP Boys-Manny Moe & Jack..............................     81,700         1,564,555
   Right Management Consultants*..........................     52,500         1,401,750
   West*..................................................     42,000         1,176,000
                                                                            -----------
                                                                              6,095,659
SHOES -- 1.8%
   K-Swiss, Cl A..........................................     18,700           855,899
   Reebok International*..................................     57,800         1,598,170
                                                                            -----------
                                                                              2,454,069
                                                                            -----------
   Total Consumer Discretionary...........................                   35,231,305
                                                                            -----------
CONSUMER STAPLES -- 2.8%
FOODS -- 2.8%
   American Italian Pasta, Cl A*..........................     28,600         1,422,564
   Dean Foods*............................................     42,400         1,569,648
   NBTY*..................................................     51,200           879,616
                                                                            -----------
                                                                              3,871,828
                                                                            -----------
   Total Consumer Staples.................................                    3,871,828
                                                                            -----------
FINANCIAL SERVICES -- 10.5%
BANKS - OUTSIDE NEW YORK CITY -- 2.5%
   Investors Financial Services...........................     20,900         1,539,076
   UCBH Holdings..........................................     48,800         1,925,160
                                                                            -----------
                                                                              3,464,236
                                                                            -----------
FINANCE DATA PROCESS SERVICES -- 0.9%
   Digital Insight*.......................................     64,600         1,228,046
                                                                            -----------
FINANCIAL MISCELLANEOUS -- 1.1%
   Triad Guaranty*........................................     33,100         1,479,570
                                                                            -----------
INSURANCE - MULTI-LINE -- 1.1%
   UICI*..................................................     71,300         1,461,650
                                                                            -----------
INVESTMENT MANAGEMENT COMPANIES -- 1.0%
   Affiliated Managers Group*.............................     21,600         1,373,760
                                                                            -----------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO
                                                 APRIL 30, 2002 (Unaudited)

--------------------------------------------------------------------------------
COMMON STOCK - continued

                                                                 Shares            Value
                                                                 ------            -----
SAVINGS & LOAN -- 2.5%
   BankAtlantic Bancorp, Cl A................................    143,000       $ 1,823,250
   MAF Bancorp...............................................     45,400         1,682,524
                                                                               -----------
                                                                                 3,505,774
                                                                               -----------
SECURITIES BROKERAGE/DEALERS -- 1.4%
   American Capital Strategies...............................     58,300         1,869,681
                                                                               -----------
   Total Financial Services..................................                   14,382,717
                                                                               -----------
HEALTH CARE -- 23.6%
BIOTECHNOLOGY RESEARCH & PRODUCTS -- 2.5%
   Bioreliance*..............................................     49,900         1,347,799
   Idexx Laboratories*.......................................     43,500         1,238,880
   Martek Biosciences*.......................................     30,900           893,628
                                                                               -----------
                                                                                 3,480,307
                                                                               -----------
DRUGS & PHARMACEUTICALS -- 3.7%
   American Medical Systems Holdings*........................     92,600         2,127,948
   Amylin Pharmaceuticals*...................................    116,700         1,107,483
   Sangstat Medical*.........................................     79,400         1,850,020
                                                                               -----------
                                                                                 5,085,451
                                                                               -----------
ELECTRICAL - MEDICAL SYSTEMS -- 1.0%
   Varian Medical Systems*...................................     31,200         1,352,520
                                                                               -----------
HEALTH & PERSONAL CARE -- 3.7%
   Accredo Health*...........................................     29,400         1,903,062
   D&K Healthcare Resources..................................     26,400           913,440
   Dynacare*.................................................     53,600           905,304
   MIM*......................................................     73,000         1,299,400
                                                                               -----------
                                                                                 5,021,206
                                                                               -----------
HEALTH CARE - MANAGEMENT SERVICES -- 2.8%
   Pediatrix Medical Group*..................................     38,000         1,785,620
   Trigon Healthcare*........................................     20,800         2,093,728
                                                                               -----------
                                                                                 3,879,348
                                                                               -----------
HEALTH CARE FACILITIES -- 0.5%
   Pharmaceutical Product Development*.......................     24,700           621,946
                                                                               -----------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO
                                                 APRIL 30, 2002 (Unaudited)

COMMON STOCK - continued

                                                                    Shares       Value
                                                                    ------       -----
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 6.9%
   American Pharmaceutical Partners*...........................     45,300    $  641,901
   Conceptus*..................................................     78,600     1,421,874
   Conmed*.....................................................     71,000     1,917,000
   Henry Schein*...............................................     50,300     2,393,777
   Mentor......................................................     36,000     1,441,800
   Ocular Sciences*............................................     55,100     1,650,245
                                                                              ----------
                                                                               9,466,597
                                                                              ----------
MEDICAL SERVICES -- 2.5%
   Coventry Health Care*.......................................     64,800     2,041,200
   Dianon Systems*.............................................     22,200     1,456,320
                                                                              ----------
                                                                               3,497,520
                                                                              ----------
   Total Health Care...........................................               32,404,895
                                                                              ----------
MATERIALS & PROCESSING -- 1.9%
CHEMICALS -- 0.8%
   Nuco2*......................................................     88,400     1,080,248
                                                                              ----------
CONTAINERS & PACKAGING -- 1.1%
   Ivex Packaging*.............................................     65,300     1,501,900
                                                                              ----------
   Total Materials & Processing................................                2,582,148
                                                                              ----------
OTHER -- 0.8%
MULTI-SECTOR COMPANIES -- 0.8%
   Teleflex....................................................     18,400     1,039,784
                                                                              ----------
   Total Other.................................................                1,039,784
                                                                              ----------
OTHER ENERGY -- 2.7%
OIL - CRUDE PRODUCERS -- 2.7%
   Evergreen Resources*........................................     31,400     1,405,150
   Remington Oil & Gas*........................................     44,000       895,400
   Tom Brown*..................................................     46,100     1,336,900
                                                                              ----------
                                                                               3,637,450
                                                                              ----------
   Total Other Energy..........................................                3,637,450
                                                                              ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO
                                                 APRIL 30, 2002 (Unaudited)

--------------------------------------------------------------------------------
COMMON STOCK - continued

                                                                          Shares          Value
                                                                          ------          -----
PRODUCER DURABLES -- 10.7%
ELECTRICAL - GAUGE & METER -- 1.4%
   Itron*............................................................      54,500       $ 1,942,925
                                                                                        -----------
ELECTRICAL EQUIPMENT & COMPONENTS -- 0.9%
   Ametek............................................................      33,000         1,278,090
                                                                                        -----------
IDENTIFICATION CONTROL & FILTER DEVICES -- 2.4%
   Asyst Technologies*...............................................      88,700         1,454,680
   ESCO Technologies*................................................      46,200         1,859,550
                                                                                        -----------
                                                                                          3,314,230
                                                                                        -----------
MACHINERY - SPECIALTY -- 1.9%
   Engineered Support Systems........................................      26,200         1,294,280
   Semitool*.........................................................      92,400         1,306,536
                                                                                        -----------
                                                                                          2,600,816
                                                                                        -----------
POLLUTION CONTROL & ENVIRONMENTAL SERVICES --0.8%
   Headwaters*.......................................................      61,700         1,098,260
                                                                                        -----------
PRODUCTION TECHNOLOGY EQUIPMENT -- 2.4%
   Brooks Automation*................................................      19,100           680,915
   FEI*..............................................................      46,200         1,221,066
   Photon Dynamics*..................................................      27,700         1,341,788
                                                                                        -----------
                                                                                          3,243,769
                                                                                        -----------
TELECOMMUNICATIONS EQUIPMENT -- 0.9%
   OSI Systems*......................................................      62,800         1,254,744
                                                                                        -----------
   Total Producer Durables...........................................                    14,732,834
                                                                                        -----------
TECHNOLOGY -- 16.3%
COMMUNICATIONS TECHNOLOGY -- 3.2%
   Avocent*..........................................................      51,900         1,297,500
   Inter-Tel.........................................................      84,000         1,722,840
   L-3 Communications Holdings*......................................      10,600         1,354,468
                                                                                        -----------
                                                                                          4,374,808
                                                                                        -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO
                                                 APRIL 30, 2002 (Unaudited)

--------------------------------------------------------------------------------
COMMON STOCK - concluded

                                                                    Shares      Value
                                                                    ------      -----
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 9.6%
Ansys*........................................................      76,200   $ 1,943,100
Cognizant Technology Solutions*...............................      20,700       972,900
Hyperion Solutions*...........................................      55,600     1,301,040
Information Resources*........................................     132,300     1,356,075
JD Edwards*...................................................      54,700       607,170
JDA Software Group*...........................................      63,800     1,929,312
Progress Software*............................................      78,800     1,327,780
Systems & Computer Technology*................................     104,100     1,618,755
Tecnomatix Technologies*......................................      87,800       974,580
Zoran*........................................................      31,400     1,136,994
                                                                             -----------
                                                                              13,167,706
                                                                             -----------
ELECTRICAL & ELECTRONICS -- 1.1%
Benchmark Electronics*........................................      47,600     1,447,040
                                                                             -----------
ELECTRONICS -- 0.8%
Semtech*......................................................      35,600     1,138,488
                                                                             -----------
ELECTRONICS - SEMICONDUCTORS/COMPONENTS -- 1.6%
Integrated Circuit Systems*...................................      45,800       911,420
O2Micro International*........................................      37,200       606,360
Silicon Laboratories*.........................................      24,900       736,044
                                                                             -----------
                                                                               2,253,824
                                                                             -----------
Total Technology..............................................                22,381,866
                                                                             -----------
TOTAL COMMON STOCK
(Cost $ 111,135,401)..........................................               130,264,827
                                                                             -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO
                                                 APRIL 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 5.6%

                                                                               Face Amount       Value
                                                                               -----------    -----------
REPURCHASE AGREEMENT -- 5.6%
   JP Morgan Chase Securities, Inc. 1.55%, dated 04/30/02,
      due 05/01/02, to be repurchased at $7,693,331,
      collateralized by $7,375,149 of various
      U.S. Treasury Obligations valued at
      $7,693,004 (Cost $7,693,000).........................................    $ 7,693,000   $  7,693,000
                                                                                             ------------
   TOTAL INVESTMENTS -- 100.6%
      (Cost $118,828,401) (a)..............................................                   137,957,827
                                                                                             ------------
   OTHER ASSETS AND LIABILITIES, NET -- (0.6)%.............................                      (815,606)
                                                                                             ------------
NET ASSETS CONSIST OF:
   Paid in Capital.........................................................                   174,048,408
   Accumulated Net Investment Loss.........................................                      (454,378)
   Accumulated Net Realized Loss on Investments............................                   (55,581,235)
   Net Unrealized Appreciation on Investments..............................                    19,129,426
                                                                                             ------------
   TOTAL NET ASSETS -- 100.0%..............................................                  $137,142,221
                                                                                             ============
   Institutional Class Shares:
   Shares Issued and Outstanding
     (authorized 100,000,000 -- $0.001 par value)..........................                    24,637,751
   Net Asset Value, Offering and Redemption Price Per Share................                         $5.57
                                                                                                    =====

 *  Non-Income Producing Security
Cl  Class
(a) The cost for federal income tax purposes was $118,828,401. At April 30, 2002, net unrealized appreciation for all securities based on tax cost was $19,129,426. This consisted of aggregate gross unrealized appreciation for all securities of $22,996,197 and aggregated gross unrealized depreciation for all securities of $3,866,771.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             SIRACH GROWTH PORTFOLIO
                                                      APRIL 30, 2002 (Unaudited)

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
COMMON STOCK -- 97.3%


                                                            Shares       Value
                                                            ------       -----
AUTO & TRANSPORTATION -- 3.5%
RECREATIONAL VEHICLES & BOATS -- 1.6%
   Harley-Davidson.......................................    9,400     $  498,106
                                                                       ----------
TRANSPORTATION MISCELLANEOUS -- 1.9%
   United Parcel Service, Cl B...........................    9,400        564,376
                                                                       ----------
   Total Auto & Transportation...........................               1,062,482
                                                                       ----------
CONSUMER DISCRETIONARY -- 13.8%
RESTAURANTS -- 2.1%
   Tricon Global Restaurants*............................   10,100        636,906
                                                                       ----------
RETAIL -- 11.7%
   Bed Bath & Beyond*....................................   15,800        587,286
   Best Buy*.............................................    6,000        446,100
   Costco Wholesale*.....................................    9,530        383,106
   Home Depot............................................    6,800        315,316
   Kohl's*...............................................    6,200        456,940
   Lowe's................................................   14,400        608,976
   Wal-Mart Stores.......................................   12,300        687,078
                                                                       ----------
                                                                        3,484,802
                                                                       ----------
   Total Consumer Discretionary..........................               4,121,708
                                                                       ----------
CONSUMER STAPLES -- 9.8%
BEVERAGE - SOFT DRINKS -- 4.4%
   Pepsi Bottling Group..................................   22,400        641,536
   PepsiCo...............................................   12,800        664,320
                                                                       ----------
                                                                        1,305,856
                                                                       ----------
FOODS -- 2.7%
   Hershey Foods.........................................    4,500        306,000
   Kellogg...............................................   13,900        499,288
                                                                       ----------
                                                                          805,288
                                                                       ----------
SOAP & HOUSEHOLD CHEMICALS -- 2.7%
   Procter & Gamble......................................    8,900        803,314
                                                                       ----------
   Total Consumer Staples................................               2,914,458
                                                                       ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             SIRACH GROWTH PORTFOLIO
                                                      APRIL 30, 2002 (Unaudited)

--------------------------------------------------------------------------------
COMMON STOCK - continued


                                                                  Shares       Value
                                                                  ------     ----------
FINANCIAL SERVICES -- 20.9%
BANKS - OUTSIDE NEW YORK CITY -- 4.2%
   BB&T......................................................     15,800     $  601,664
   Fifth Third Bancorp.......................................      9,600        658,464
                                                                             ----------
                                                                              1,260,128
                                                                             ----------
DIVERSIFIED FINANCIAL SERVICES -- 3.8%
   Citigroup.................................................     19,300        835,690
   Marsh & McLennan..........................................      3,000        303,240
                                                                             ----------
                                                                              1,138,930
                                                                             ----------
FINANCE - SMALL LOAN -- 2.6%
   USA Education.............................................      8,200        785,970
                                                                             ----------
FINANCE DATA PROCESS SERVICES -- 1.2%
   Concord EFS*..............................................     10,900        355,231
                                                                             ----------
FINANCIAL MISCELLANEOUS -- 4.5%
   AMBAC Financial Group.....................................      8,900        559,454
   Freddie Mac...............................................      5,000        326,750
   MBNA......................................................     13,000        460,850
                                                                             ----------
                                                                              1,347,054
                                                                             ----------
INSURANCE - MULTI-LINE -- 1.9%
   American International Group..............................      8,185        565,747
                                                                             ----------
INSURANCE - PROPERTY CASUALTY -- 1.1%
   Travelers Property Casualty, Cl A*........................     17,500        325,325
                                                                             ----------
SECURITIES BROKERS & SERVICES -- 1.6%
   Lehman Brothers Holdings..................................      7,800        460,200
                                                                             ----------
   Total Financial Services..................................                 6,238,585
                                                                             ----------
HEALTH CARE -- 20.4%
BIOTECHNOLOGY RESEARCH & PRODUCTS -- 2.9%
   Amgen*....................................................      7,500        396,600
   Baxter International......................................      8,000        455,200
                                                                             ----------
                                                                                851,800
                                                                             ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             SIRACH GROWTH PORTFOLIO
                                                      APRIL 30, 2002 (Unaudited)

--------------------------------------------------------------------------------
COMMON STOCK - continued

                                                                  Shares     Value
                                                                  ------  ----------
DRUGS & PHARMACEUTICALS -- 9.9%
  Abbott Laboratories........................................      5,400  $  291,330
  Forest Laboratories*.......................................      6,600     509,124
  Johnson & Johnson..........................................     15,500     989,830
  Pfizer.....................................................     19,460     707,371
  Wyeth......................................................      8,200     467,400
                                                                          ----------
                                                                           2,965,055
                                                                          ----------
HEALTH CARE FACILITIES -- 5.3%
  HCA........................................................      7,300     348,867
  Laboratory Corporation of America Holdings*................      6,700     664,640
  Tenet Healthcare*..........................................      7,800     572,286
                                                                          ----------
                                                                           1,585,793
                                                                          ----------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 2.3%
  St. Jude Medical*..........................................      8,200     682,322
                                                                          ----------
  Total Health Care..........................................              6,084,970
                                                                          ----------
INTEGRATED OILS -- 1.5%
OIL - INTEGRATED DOMESTIC -- 1.5%
  Conoco.....................................................     16,300     457,215
                                                                          ----------
  Total Integrated Oils......................................                457,215
                                                                          ----------
MATERIALS & PROCESSING -- 3.5%
BUILDING MATERIALS -- 1.8%
  Masco......................................................     18,500     519,850
                                                                          ----------
CHEMICALS -- 1.7%
  Air Products & Chemicals...................................     10,700     514,135
                                                                          ----------
  Total Materials & Processing...............................              1,033,985
                                                                          ----------
OTHER -- 4.6%
MULTI-SECTOR COMPANIES -- 4.6%
  Fortune Brands.............................................     10,600     553,956
  General Electric...........................................     25,700     810,835
                                                                          ----------
                                                                           1,364,791
                                                                          ----------
  Total Other................................................              1,364,791
                                                                          ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             SIRACH GROWTH PORTFOLIO
                                                      APRIL 30, 2002 (Unaudited)

--------------------------------------------------------------------------------
COMMON STOCK - concluded

                                                                     Shares      Value
                                                                     ------   -----------
OTHER ENERGY -- 1.0%
OIL - CRUDE PRODUCERS -- 1.0%
  Anadarko Petroleum............................................      5,800   $   312,156
                                                                              -----------
  Total Other Energy............................................                  312,156
                                                                              -----------
PRODUCER DURABLES -- 4.7%
PRODUCTION TECHNOLOGY EQUIPMENT -- 4.7%
  Applied Materials*............................................     21,400       520,448
  Kla-Tencor*...................................................      7,200       424,584
  Novellus Systems*.............................................      9,700       459,780
                                                                              -----------
                                                                                1,404,812
                                                                              -----------
  Total Producer Durables.......................................                1,404,812
                                                                              -----------
TECHNOLOGY -- 13.6%
COMMUNICATIONS TECHNOLOGY -- 0.9%
  Cisco Systems*................................................     18,880       276,592
                                                                              -----------
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 4.2%
  Microsoft*....................................................     15,570       813,688
  Symantec*.....................................................     12,100       428,461
                                                                              -----------
                                                                                1,242,149
                                                                              -----------
COMPUTER TECHNOLOGY -- 3.2%
  Dell Computer*................................................     23,500       618,990
  International Business Machines...............................      4,000       335,040
                                                                              -----------
                                                                                  954,030
                                                                              -----------
ELECTRONICS - SEMICONDUCTORS/COMPONENTS -- 5.3%
  Intel.........................................................     26,160       748,438
  Microchip Technology*.........................................     11,800       525,100
  Texas Instruments.............................................     10,000       309,300
                                                                              -----------
                                                                                1,582,838
                                                                              -----------
  Total Technology..............................................                4,055,609
                                                                              -----------
  TOTAL COMMON STOCK
     (Cost $27,659,749).........................................               29,050,771
                                                                              -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             SIRACH GROWTH PORTFOLIO
                                                      APRIL 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 1.7%

                                                                                    Face
                                                                                   Amount        Value
                                                                                 -----------  -----------
REPURCHASE AGREEMENT -- 1.7%

   JP Morgan Chase Securities, Inc. 1.55%, dated 04/30/02,
      due 05/01/02, to be repurchased at $495,021,
      collateralized by $474,548 of various U.S. Treasury
      Obligations valued at $495,000 (Cost $495,000)........................      $495,000    $   495,000
                                                                                              -----------
   TOTAL INVESTMENTS -- 99.0%
      (Cost $28,154,749) (a)................................................                   29,545,771
                                                                                              -----------
   OTHER ASSETS AND LIABILITIES, NET -- 1.0%................................                      297,888
                                                                                              -----------
NET ASSETS CONSIST OF:
   Paid in Capital..........................................................                   30,942,540
   Accumulated Net Investment Loss..........................................                      (93,068)
   Accumulated Net Realized Loss on Investments.............................                   (2,396,835)
   Net Unrealized Appreciation on Investments...............................                    1,391,022
                                                                                              -----------
   TOTAL NET ASSETS -- 100.0%...............................................                  $29,843,659
                                                                                              ===========
   Institutional Class Shares:
   Shares Issued and Outstanding
      (authorized 100,000,000 -- $0.001 par value)..........................                    4,783,392
   Net Asset Value, Offering and Redemption Price Per Share.................                        $6.24
                                                                                                    =====

  * Non-Income Producing Security
 Cl Class
(a) The cost for federal income tax purposes was $28,154,749. At April 30, 2002, net unrealized appreciation for all securities based on tax cost was $1,391,022. This consisted of aggregate gross unrealized appreciation for all securities of $3,595,105 and aggregated gross unrealized depreciation for all securities of $2,204,083.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO
                                             APRIL 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
COMMON STOCK - 56.6%

                                                            Shares     Value
                                                            ------   ---------
AUTO & TRANSPORTATION -- 2.1%
RECREATIONAL VEHICLES & BOATS -- 1.0%
   Harley-Davidson.......................................   10,200  $  540,498
                                                                    ----------
TRANSPORTATION MISCELLANEOUS -- 1.1%
   United Parcel Service, Cl B...........................   10,100     606,404
                                                                    ----------
   Total Auto & Transportation...........................            1,146,902
                                                                    ----------
CONSUMER DISCRETIONARY -- 8.0%
RESTAURANTS -- 1.2%
   Tricon Global Restaurants*............................   10,900     687,354
                                                                    ----------
RETAIL -- 6.8%
   Bed Bath & Beyond*....................................   16,000     594,720
   Best Buy*.............................................    6,500     483,275
   Costco Wholesale*.....................................   10,100     406,020
   Home Depot............................................    7,300     338,501
   Kohl's*...............................................    6,700     493,790
   Lowe's................................................   15,500     655,495
   Wal-Mart Stores.......................................   13,200     737,352
                                                                    ----------
                                                                     3,709,153
                                                                    ----------
   Total Consumer Discretionary..........................            4,396,507
                                                                    ----------
CONSUMER STAPLES -- 5.7%
BEVERAGE - SOFT DRINKS -- 2.5%
   Pepsi Bottling Group..................................   24,100     690,224
   PepsiCo...............................................   13,800     716,220
                                                                    ----------
                                                                     1,406,444
                                                                    ----------
FOODS -- 1.6%
   Hershey Foods.........................................    4,800     326,400
   Kellogg...............................................   15,000     538,800
                                                                    ----------
                                                                       865,200
                                                                    ----------
SOAP & HOUSEHOLD CHEMICALS -- 1.6%
   Procter & Gamble......................................    9,600     866,496
                                                                    ----------
   Total Consumer Staples................................            3,138,140
                                                                    ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO
                                             APRIL 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
COMMON STOCK - continued

                                                           Shares      Value
                                                          --------  ----------
FINANCIAL SERVICES -- 12.1%
BANKS - OUTSIDE NEW YORK CITY -- 2.4%
   BB&T..................................................   16,300  $  620,704
   Fifth Third Bancorp...................................    9,800     672,182
                                                                    ----------
                                                                     1,292,886
                                                                    ----------
DIVERSIFIED FINANCIAL SERVICES -- 2.2%
   Citigroup.............................................   20,733     897,739
   Marsh & McLennan......................................    3,200     323,456
                                                                    ----------
                                                                     1,221,195
                                                                    ----------
FINANCE - SMALL LOAN -- 1.6%
   USA Education.........................................    8,800     843,480
                                                                    ----------
FINANCE DATA PROCESS SERVICES -- 0.7%
   Concord EFS*..........................................   11,700     381,303
                                                                    ----------
FINANCIAL MISCELLANEOUS -- 2.6%
   AMBAC Financial Group.................................    9,100     572,026
   Freddie Mac...........................................    5,400     352,890
   MBNA..................................................   14,000     496,300
                                                                    ----------
                                                                     1,421,216
                                                                    ----------
INSURANCE - MULTI-LINE -- 1.1%
   American International Group..........................    8,774     606,459
                                                                    ----------
INSURANCE - PROPERTY CASUALTY -- 0.6%
   Travelers Property Casualty, Cl A*....................   18,800     349,492
                                                                    ----------
SECURITIES BROKERS & SERVICES -- 0.9%
   Lehman Brothers Holdings..............................    8,400     495,600
                                                                    ----------
   Total Financial Services..............................            6,611,631
                                                                    ----------
HEALTH CARE -- 11.8%
BIOTECHNOLOGY RESEARCH & PRODUCTS -- 1.6%
   Amgen*................................................    7,300     386,024
   Baxter International..................................    8,600     489,340
                                                                    ----------
                                                                       875,364
                                                                    ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO
                                             APRIL 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
COMMON STOCK - continued

                                                           Shares      Value
                                                          --------  ----------
DRUGS & PHARMACEUTICALS -- 5.7%
   Abbott Laboratories...................................    5,500  $  296,725
   Forest Laboratories*..................................    6,800     524,552
   Johnson & Johnson.....................................   16,700   1,066,462
   Pfizer................................................   20,900     759,715
   Wyeth.................................................    8,700     495,900
                                                                    ----------
                                                                     3,143,354
                                                                    ----------
HEALTH CARE FACILITIES -- 3.1%
   HCA...................................................    7,900     377,541
   Laboratory Corporation of America Holdings*...........    7,100     704,320
   Tenet Healthcare*.....................................    8,400     616,308
                                                                    ----------
                                                                     1,698,169
                                                                    ----------

MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 1.4%
   St. Jude Medical*.....................................    9,200     765,532
                                                                    ----------
   Total Health Care.....................................            6,482,419
                                                                    ----------
INTEGRATED OILS -- 0.9%
OIL - INTEGRATED DOMESTIC -- 0.9%
   Conoco................................................   17,500     490,875
                                                                    ----------
   Total Integrated Oils.................................              490,875
                                                                    ----------
MATERIALS & PROCESSING -- 2.0%
BUILDING MATERIALS -- 1.0%
   Masco.................................................   19,900     559,190
                                                                    ----------
CHEMICALS -- 1.0%
   Air Products & Chemicals..............................   11,500     552,575
                                                                    ----------
   Total Materials & Processing..........................            1,111,765
                                                                    ----------
OTHER -- 2.7%
MULTI-SECTOR COMPANIES -- 2.7%
   Fortune Brands........................................   11,400     595,764
   General Electric......................................   28,400     896,020
                                                                    ----------
                                                                     1,491,784
                                                                    ----------
   Total Other...........................................            1,491,784
                                                                    ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   SIRACH STRATEGIC BALANCED PORTFOLIO
                                            APRIL 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
COMMON STOCK - concluded

                                                           Shares      Value
                                                          --------  ----------
OTHER ENERGY -- 0.6%
OIL - CRUDE PRODUCERS -- 0.6%
  Anadarko Petroleum.....................................    6,200  $  333,684
                                                                    ----------
  Total Other Energy.....................................              333,684
                                                                    ----------
PRODUCER DURABLES -- 2.8%
PRODUCTION TECHNOLOGY EQUIPMENT -- 2.8%
  Applied Materials*.....................................   22,600     549,632
  Kla-Tencor*............................................    8,000     471,760
  Novellus Systems*......................................   10,400     492,960
                                                                    ----------
                                                                     1,514,352
                                                                    ----------
  Total Producer Durables................................            1,514,352
                                                                    ----------
TECHNOLOGY -- 7.9%
COMMUNICATIONS TECHNOLOGY -- 0.5%
  Cisco Systems*.........................................   20,300     297,395
                                                                    ----------
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 2.4%
  Microsoft*.............................................   15,900     830,934
  Symantec*..............................................   13,000     460,330
                                                                    ----------
                                                                     1,291,264
                                                                    ----------
COMPUTER TECHNOLOGY -- 1.9%
  Dell Computer*.........................................   25,300     666,402
  International Business Machines........................    4,300     360,168
                                                                    ----------
                                                                     1,026,570
                                                                    ----------
ELECTRONICS - SEMICONDUCTORS/COMPONENTS -- 3.1%
  Intel..................................................   28,200     806,802
  Microchip Technology*..................................   12,700     565,150
  Texas Instruments......................................   10,800     334,044
                                                                    ----------
                                                                     1,705,996
                                                                    ----------
  Total Technology.......................................            4,321,225
                                                                    ----------
  TOTAL COMMON STOCK
    (Cost $29,792,428)                                              31,039,284
                                                                    ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO
                                             APRIL 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
CORPORATE BONDS -- 9.7%
                                                            Face
                                                           Amount      Value
                                                          --------  ----------
COMMUNICATIONS -- 1.4%
TELEPHONE BONDS -- 1.4%
   AT&T Canada (c)
     0.000%, 06/15/08....................................$ 593,000  $   80,055
   Motorola
     6.450%, 02/01/03....................................  440,000     437,846
   Qwest Capital Funding
     7.750%, 08/15/06....................................  300,000     232,526
                                                                    ----------
                                                                       750,427
                                                                    ----------
CONSUMER CYCLICAL -- 0.7%
AUTOMOBILES -- 0.5%
   Ford Motor
     7.450%, 07/16/31....................................  325,000     306,313
                                                                    ----------
DIVERSIFIED FINANCIAL SERVICES -- 0.2%
   General Electric Capital, MTN, Ser A
     6.750%, 03/15/32....................................  100,000      98,742
                                                                    ----------
                                                                       405,055
                                                                    ----------
CONSUMER NON-CYCLICAL -- 1.0%
PAPER & PAPER PRODUCTS -- 0.2%
   Abitibi-Consolidated
     8.300%, 08/01/05....................................  100,000     102,750
                                                                    ----------
REAL ESTATE -- 0.8%
   EOP Operating
     7.375%, 11/15/03....................................  425,000     443,079
                                                                    ----------
                                                                       545,829
                                                                    ----------
ENERGY -- 0.8%
FOREIGN BONDS -- 0.4%
   Norsk Hydro A/S
     7.250%, 09/23/27....................................  225,000     231,750
                                                                    ----------
OIL - INTEGRATED DOMESTIC -- 0.4%
   Anadarko Finance, Ser B
     6.750%, 05/01/11....................................  100,000     102,550
   Suncor Energy
     7.150%, 02/01/32....................................  125,000     126,263
                                                                    ----------
                                                                       228,813
                                                                    ----------
                                                                       460,563
                                                                    ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO
                                             APRIL 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
 CORPORATE BONDS - continued
                                                            Face
                                                           Amount      Value
                                                          --------   ---------
FINANCIAL INSTITUTIONS -- 2.3%
FINANCE BONDS -- 2.3%
   Capital One Financial
     7.250%, 05/01/06................................... $ 100,000   $  96,875
   Farmers Insurance Exchange (b)
     8.625%, 05/01/24...................................   400,000     370,000
   Household Finance
     6.375%, 10/15/11...................................   450,000     434,257
   Morgan Stanley Dean Witter
     6.750%, 04/15/11...................................   375,000     378,732
                                                                     ---------
                                                                     1,279,864
                                                                     ---------
MATERIALS & PROCESSING -- 0.4%
CASINOS & GAMBLING -- 0.2%
   Harrahs Operating Company
     7.125%, 06/01/07...................................   100,000     103,162
                                                                       -------
COMMUNICATIONS & MEDIA -- 0.2%
   AOL Time Warner
     7.625%, 04/15/31...................................   100,000      93,341
                                                                     ---------
                                                                       196,503
                                                                     ---------
TELECOMMUNICATIONS -- 0.2%
TELEPHONE BONDS -- 0.2%
   WorldCom
     7.500%, 05/15/11...................................   250,000     117,500
                                                                     ---------
TRANSPORTATION -- 1.2%
AIR TRANSPORT -- 1.2%
   America West Airlines, Ser C
     6.860%, 07/02/04...................................    34,863      33,282
   American Trans Air (b)
     7.460%, 07/15/04...................................   286,269     295,224
   Atlas Air, Ser 991C
     8.770%, 01/02/11...................................   403,266     341,195
   Continental Airlines, Ser 00-1
     8.499%, 05/01/11...................................       105          93
                                                                     ---------
                                                                       669,794
                                                                     ---------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   SIRACH STRATEGIC BALANCED PORTFOLIO
                                            APRIL 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
CORPORATE BONDS - concluded

                                                                  Face
                                                                 Amount        Value
                                                               ---------     ----------
UTILITY -- 1.7%
UTILITY BONDS -- 1.7%
  Arkansas Electric Cooperative
    7.330%, 06/30/08.......................................... $ 462,000     $  488,565
  Waterford 3 FDG-Entergy
    8.090%, 01/02/17..........................................   423,551        424,080
                                                                             ----------
                                                                                912,645
                                                                             ----------
  TOTAL CORPORATE BONDS
    (Cost $6,049,815)                                                         5,338,180
                                                                             ----------
ASSET-BACKED SECURITIES -- 1.0%
  DVI Receivables, Ser 2001-1, Cl A2
    4.584%, 07/11/03..........................................   415,655        418,368
  Provident Bank Home Equity Loan Trust, Ser 1997-1, Cl A1
    7.180%, 04/25/13..........................................   117,362        122,469
                                                                             ----------
  TOTAL ASSET-BACKED SECURITIES
    (Cost $532,833)                                                             540,837
                                                                             ----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.5%
  Countrywide Home Loans, Ser 2001-J1, Cl A3
    6.750%, 12/25/30..........................................   400,000        401,432
  Discover Card Master Trust I, Ser 1994-4, Cl A
    5.650%, 11/16/04..........................................   600,000        600,898
  Federal National Mortgage Association, Ser 2001-68
    6.000%, 11/25/18..........................................   450,000        440,716
  GE Capital Mortgage Services, Ser 1997-2, Cl 1A2
    6.750%, 03/25/27..........................................    43,957         44,054
  Impac Secured Assets, Ser 2002-02
    4.500%, 04/25/33..........................................   400,000        399,750
  Residential Accredit Loans, Ser 2002-QS3
    6.750%, 03/25/32..........................................   540,932        559,675
                                                                             ----------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
    (Cost $2,446,098)                                                         2,446,525
                                                                             ----------
U.S. GOVERNMENT MORTGAGE PASS-THROUGHS -- 5.3%
  Federal Home Loan Mortgage
    8.000%, 11/01/31..........................................   273,363        288,691
  Federal Home Loan Mortgage Gold
    6.500%, 07/01/29..........................................   425,370        432,546

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO
                                             APRIL 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE PASS-THROUGHS-- concluded

                                                         Face
                                                        Amount         Value
                                                      ----------    -----------
  Federal National Mortgage Association
     6.000%, 05/01/16................................  $ 513,071    $   520,126
  Government National Mortgage Association
     7.000%, 05/15/24................................    543,334        565,068
     7.000%, 09/15/31................................    634,403        655,734
     6.000%, 05/20/29................................    453,559        448,311
                                                                    -----------

  TOTAL U.S. GOVERNMENT MORTGAGE PASS-THROUGHS
     (Cost $2,787,818)                                                2,910,476
                                                                    -----------
U.S. TREASURY/AGENCY OBLIGATIONS -- 10.4%
  Federal Home Loan Mortgage
     5.750%, 01/15/12................................    700,000        699,182
  Federal National Mortgage Association
     6.625%, 11/15/30................................    350,000        365,750
     4.750%, 01/02/07................................    900,000        888,022
  U.S. Treasury Bonds
     7.500%, 11/15/16................................    169,000        200,508
     7.125%, 02/15/23................................    350,000        408,432
     6.250%, 05/15/30................................    471,000        505,920
  U.S. Treasury Notes
     6.625%, 05/15/07................................    250,000        273,233
     6.250%, 07/31/02................................  1,325,000      1,339,906
     5.000%, 08/15/11................................    675,000        669,885
  U.S. Treasury STRIPS
     0.000%, 05/15/12................................    594,000        342,518
                                                                    -----------
  TOTAL U.S. TREASURY/AGENCY OBLIGATIONS
     (Cost $5,643,492)                                                5,693,356
                                                                    -----------
FLOATING RATE NOTES -- 6.5%
  Bear Stearns
     2.398%, 03/28/03................................    600,000        600,146
  First Union
     2.360%, 03/31/05................................    600,000        601,367
  Ford Motor Credit
     2.180%, 03/17/03................................    600,000        598,812
  General Motors Acceptance MTN
     2.210%, 08/04/03................................    600,000        595,481
  Lehman Brothers Holdings MTN, Ser G
     2.426%, 07/06/04................................    550,000        548,368


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO
                                             APRIL 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
 FLOATING RATE NOTES -- concluded

                                                                     Face
                                                                    Amount          Value
                                                                  ----------    ------------
  Sprint Capital MTN
     2.271%, 06/10/02............................................  $ 600,000    $    600,050
                                                                                ------------
  TOTAL FLOATING RATE NOTES
     (Cost $3,548,665)...........................................                  3,544,224
                                                                                ------------
SHORT-TERM INVESTMENT -- 7.6%

REPURCHASE AGREEMENT -- 7.6%

  JP Morgan Chase Securities, Inc. 1.55%, dated 04/30/02,
     due 05/01/02, to be repurchased at $ 4,144,178
     collateralized by $3,972,783 of various
     U.S. Treasury Obligations valued
     at $4,144,002 (Cost $4,144,000).............................  4,144,000       4,144,000
                                                                                ------------
  TOTAL INVESTMENTS -- 101.6%
     (Cost $54,945,149) (a)......................................                 55,656,882
                                                                                ------------
  OTHER ASSETS AND LIABILITIES, NET-- (1.6)%.....................                   (860,158)
                                                                                ------------
NET ASSETS CONSIST OF:

  Paid in Capital................................................                57,643,029
  Undistributed Net Investment Income............................                   102,606
  Accumulated Net Realized Loss on Investments...................                (3,660,644)
  Net Unrealized Appreciation on Investments.....................                   711,733
                                                                                ------------
  TOTAL NET ASSETS -- 100.0%......................................              $ 54,796,724
                                                                                ============
  Institutional Class Shares:
  Shares Issued and Outstanding
     (authorized 100,000,000 -- $0.001 par value)................                  6,247,716
  Net Asset Value, Offering and Redemption Price Per Share.......                      $8.77
                                                                                ============

     * Non-Income Producing Security
    Cl Class
   MTN Medium Term Note
   Ser Series
STRIPS Separately Traded Registered Interest and Principal Security
   (a) The cost for federal income tax purposes was $54,945,149. At April 30, 2002, net unrealized appreciation for all securities based on tax cost was $711,733. This consisted of aggregate gross unrealized appreciation for all securities of $3,525,745 and aggregated gross unrealized depreciation for all securities of $2,814,012.
   (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions.
   (c) Variable or step coupon security; interest rate shown reflects the rate currently in effect as of April 30, 2002.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             SIRACH BOND PORTFOLIO
                                                      APRIL 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS CORPORATE
 BONDS -- 22.8%

                                                         Face
                                                        Amount          Value
                                                     ------------    -----------
COMMUNICATIONS -- 2.0%
TELEPHONE BONDS -- 2.0%
  AT&T Canada (c)
    0.000%, 06/15/08................................  $ 3,250,000     $  438,750
  Qwest Capital Funding
    7.750%, 08/15/06................................    2,500,000      1,937,715
                                                                      ----------
                                                                       2,376,465
                                                                      ----------
CONSUMER CYCLICAL -- 1.8%
AUTOMOBILES -- 1.3%
  Ford Motor
    7.450%, 07/16/31................................    1,530,000      1,442,025
                                                                      ----------
DIVERSIFIED FINANCIAL SERVICES -- 0.5%
  General Electric Capital, MTN, Ser A
    6.750%, 03/15/32................................      600,000        592,453
                                                                      ----------
                                                                       2,034,478
                                                                      ----------
ENERGY -- 3.3%
FOREIGN BONDS -- 1.5%
  Norsk Hydro A/S
    7.250%, 09/23/27................................    1,625,000      1,673,750
                                                                      ----------
OIL - INTEGRATED DOMESTIC -- 1.8%
  Anadarko Finance, Ser B (b)
    6.750%, 05/01/11................................      600,000        615,301
  Suncor Energy
    7.150%, 02/01/32................................    1,500,000      1,515,152
                                                                      ----------
                                                                       2,130,453
                                                                      ----------
                                                                       3,804,203
                                                                      ----------
FINANCIAL INSTITUTIONS -- 6.0%
FINANCE BONDS -- 6.0%
  Capital One Financial
    7.250%, 05/01/06................................      650,000        629,688
  Farmers Insurance Exchange (b)
    8.625%, 05/01/24................................    1,925,000      1,780,625
  Household Finance
    6.375%, 10/15/11................................    2,450,000      2,364,289
  Morgan Stanley Dean Witter
    6.750%, 04/15/11................................    2,200,000      2,221,894
                                                                      ----------
                                                                       6,996,496
                                                                      ----------



The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             SIRACH BOND PORTFOLIO
                                                      APRIL 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
 CORPORATE BONDS - concluded

                                                           Face
                                                          Amount        Value
                                                       ------------   ---------

MATERIALS & PROCESSING -- 3.1%
CASINOS & GAMBLING -- 0.5%
  Harrahs Operating Company
     7.125%, 06/01/27.................................  $  600,000   $   618,973
                                                                     -----------
COMMUNICATIONS & MEDIA -- 0.5%
  AOL Time Warner
     7.625%, 04/15/31.................................     600,000       560,044
                                                                     -----------
RETAIL -- 2.1%
  Sears Roebuck Acceptance
     7.260%, 04/21/03.................................   2,340,000     2,430,974
                                                                     -----------
                                                                       3,609,991
                                                                     -----------
TELECOMMUNICATIONS -- 2.2%
TELEPHONE BONDS -- 2.2%
  Sprint
     8.125%, 07/15/02.................................   2,018,000     2,006,711
  WorldCom
     7.500%, 05/15/11.................................   1,150,000       540,500
                                                                     -----------
                                                                       2,547,211
                                                                     -----------
TRANSPORTATION -- 1.5%
AIR TRANSPORT -- 1.5%
  America West Airlines, Ser C
     6.860%, 07/02/04.................................     135,789       129,631
  American Trans Air (b)
     7.460%, 07/15/04.................................     339,486       350,105
  Northwest Airlines, Ser 922C
     8.304%, 09/01/10.................................   1,336,081     1,286,032
                                                                     -----------
                                                                       1,765,768

UTILITY -- 2.9%
UTILITY BONDS -- 2.9%
  System Energy Resources
     7.430%, 01/15/11.................................   1,380,663     1,392,744
  Waterford 3 FDG-Entergy
     8.090%, 01/02/17.................................   1,919,924     1,922,324
                                                                     -----------
                                                                       3,315,068
                                                                     -----------
  TOTAL CORPORATE BONDS
     (Cost $30,151,881)...............................                26,449,680
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             SIRACH BOND PORTFOLIO
                                                      APRIL 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES - 8.8%

                                                                             Face
                                                                            Amount              Value
                                                                         ------------        -----------
  California Infrastructure PG&E, Ser 1997-1, Cl A5
     6.250%, 06/25/04..................................................  $   281,867         $   283,863
  California Infrastructure, Ser 1997-1, Cl A5
     6.280%, 09/25/05..................................................    1,275,000           1,311,405
  DVI Receivables, Ser 2001-1, Cl A2
     4.584%, 07/11/03..................................................    1,939,723           1,952,387
  GMAC Mortgage Loan Trust, Ser 2000-HE3, Cl A8
     7.800%, 12/25/31..................................................    1,800,000           1,924,627
  Provident Bank Home Equity Loan Trust, Ser 1996-1, Cl A1
     7.600%, 10/25/12..................................................       46,722              48,719
  Provident Bank Home Equity Loan Trust, Ser 1997-1, Cl A1
     7.180%, 04/25/13..................................................       42,944              44,812
  Union Financial Services, Ser 1998-A, Cl A7
     5.480%, 08/01/05..................................................    2,300,000           2,306,768
  Washington Mutual, Ser 2002-AR4, Cl A2A
     3.000%, 04/25/32..................................................    2,312,922           2,312,198
                                                                                            ------------
  TOTAL ASSET-BACKED SECURITIES
     (Cost $10,079,366)................................................                       10,184,779
                                                                                            ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 15.9%
  Countrywide Home Loans, Ser 2001-J1, Cl A3
     6.750%, 12/25/30..................................................    2,675,000           2,684,576
  Countrywide Home Loans, Ser 1997-4, Cl A
     8.000%, 08/25/27..................................................    1,278,918           1,333,579
  Fannie Mae, Ser 2002-12
     6.000%, 10/25/14..................................................    2,300,000           2,343,176
  Federal National Mortgage Association, Ser 2001-68
     6.000%, 11/25/18..................................................      900,000             881,432
  GE Capital Mortgage Services, Ser 1997-2, Cl 1A2
     6.750%, 03/25/27..................................................       88,407              88,602
  Government National Mortgage Association, Ser 2000-14
     7.500%, 07/16/29..................................................    2,450,000           2,596,187
  Government National Mortgage Association, Ser 2002-2
     6.500%, 01/20/19..................................................    2,030,000           2,018,859
  Impac Secured Assets, Ser 2002-02
     4.500%, 04/25/33..................................................    2,500,000           2,498,437
  Mellon Residential Funding, Ser 1998-1, Cl A4
     6.500%, 02/25/28..................................................    1,000,000           1,016,800
  Residential Accredit Loans, Ser 2002-QS3
     6.750%, 03/25/32..................................................    2,852,184           2,951,013
                                                                                            ------------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
     (Cost $18,053,079)................................................                       18,412,661
                                                                                            ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             SIRACH BOND PORTFOLIO
                                                      APRIL 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
 U.S. GOVERNMENT MORTGAGE PASS-THROUGHS -- 4.0%

                                                                              Face
                                                                             Amount             Value
                                                                          ------------       -----------
   Federal Home Loan Mortgage Gold
      6.500%, 07/01/29..................................................  $ 1,300,234        $ 1,322,169
   Federal National Mortgage Association
      6.000%, 05/01/16..................................................    2,180,552          2,210,534
   Government National Mortgage Association
      6.000%, 05/20/29..................................................    1,155,368          1,142,001
                                                                                             -----------
   TOTAL U.S. GOVERNMENT MORTGAGE PASS-THROUGHS
      (Cost $4,458,142).................................................                       4,674,704
                                                                                             -----------
U.S. GOVERNMENT MORTGAGE PASS-THROUGHS -- 13.1%
   Bear Stearns Mortgage Securities, Ser 1995-1, Cl 1A
      6.428%, 05/25/10..................................................    1,010,117          1,032,521
   Federal Home Loan Mortgage
      7.500%, 11/01/29..................................................      152,677            159,595
   Federal Home Loan Mortgage Gold
      6.500%, 01/01/11..................................................      394,169            410,673
   Federal National Mortgage Association
      6.500%, 05/01/09..................................................       77,169             80,520
      6.500%, 07/01/29..................................................    1,546,273          1,571,058
   Federal National Mortgage Association Gold
      6.000%, 12/01/17..................................................      760,095            765,552
   Government National Mortgage Association
      8.000%, 03/01/31..................................................    1,022,300          1,079,623
      7.500%, 07/15/28..................................................    1,076,406          1,134,499
      7.500%, 03/01/31..................................................    2,210,874          2,310,214
      7.000%, 08/15/28..................................................    1,407,033          1,457,588
      6.500%, 10/15/31..................................................    2,032,674          2,062,144
   Saxon Mortgage Securities, Ser 1994-9B, Cl 2A
      7.000%, 07/25/09..................................................      326,642            335,889
   Wells Fargo Mortgage Backed Security
      6.000%, 12/25/16..................................................    2,740,078          2,759,834
                                                                                             -----------
   TOTAL U.S. GOVERNMENT MORTGAGE PASS-THROUGHS
      (Cost $14,830,394)................................................                      15,159,710
                                                                                             -----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             SIRACH BOND PORTFOLIO
                                                      APRIL 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
 U.S. TREASURY/AGENCY OBLIGATIONS-- 14.2%

                                                          Face
                                                         Amount         Value
                                                      ------------   -----------
   Federal Home Loan Mortgage
      6.250%, 07/15/32..............................  $ 2,550,000    $ 2,532,357
      5.750%, 01/15/12..............................    2,500,000      2,497,077
   U.S. Treasury Bonds
      7.125%, 02/15/23..............................      750,000        875,212
      6.250%, 05/15/30..............................      925,000        993,580
   U.S. Treasury Notes
      6.625%, 05/15/07..............................    1,200,000      1,311,516
      6.000%, 08/15/09..............................    3,475,000      3,699,763
      5.000%, 08/15/11..............................    1,950,000      1,935,223
      4.875%, 02/15/12..............................    1,225,000      1,204,519
   U.S. Treasury STRIPS
      0.000%, 05/15/12..............................    2,500,000      1,441,575
                                                                     -----------
   TOTAL U.S. TREASURY/AGENCY OBLIGATIONS
      (Cost $16,460,035)                                              16,490,822
                                                                     -----------
FLOATING RATE NOTES(C) -- 12.1%
   Bear Stearns
      2.398%, 03/28/03..............................    2,850,000      2,850,695
   Ford Motor Credit
      2.180%, 03/17/03..............................    2,850,000      2,843,677
   General Motors Acceptance MTN
      2.210%, 08/04/03..............................    2,850,000      2,828,537
   Lehman Brothers Holdings MTN, Ser G
      2.426%, 07/06/04..............................    2,800,000      2,791,690
   Weyerhaeuser (b)
      3.085%, 09/15/03..............................    2,750,000      2,750,044
                                                                     -----------
   TOTAL FLOATING RATE NOTES
      (Cost $14,093,870)                                              14,064,643
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             SIRACH BOND PORTFOLIO
                                                      APRIL 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
 SHORT-TERM INVESTMENT -- 7.7%

                                                                         Face
                                                                        Amount          Value
                                                                     ------------    -----------
 REPURCHASE AGREEMENT -- 7.7%
   JP Morgan Chase Securities, Inc. 1.55%, dated 04/30/02,
      due 05/01/02, to be repurchased at $ 8,927,384
      collateralized by $ 8,558,164 of various
      U.S. Treasury Obligations valued at
      $8,927,004 (Cost $8,927,000)..................................  $ 8,927,000    $  8,927,000
                                                                                     ------------
   TOTAL INVESTMENTS -- 98.6%
      (Cost $117,053,767) (a).......................................                  114,363,999
                                                                                     ------------
   OTHER ASSETS AND LIABILITIES, NET -- 1.4%........................                    1,610,465
                                                                                     ------------
NET ASSETS CONSIST OF:
   Paid in Capital..................................................                  121,225,745
   Undistributed Net Investment Income..............................                      571,934
   Accumulated Net Realized Loss on Investments.....................                   (3,133,447)
   Net Unrealized Depreciation on Investments.......................                   (2,689,768)
                                                                                     ------------
   TOTAL NET ASSETS -- 100.0%.......................................                 $115,974,464
                                                                                     ============
   Institutional Class Shares:
   Shares Issued and Outstanding
      (authorized 100,000,000 -- $0.001 par value)..................                   12,136,828
   Net Asset Value, Offering and Redemption Price Per Share.........                        $9.56
                                                                                     ============

    Cl Class
   MTN Medium Term Note
   Ser Series
STRIPS Separately Traded Registered Interest and Principal Security
   (a) The cost for federal income tax purposes was $117,053,767. At April 30, 2002, net unrealized depreciation for all securities based on tax cost was $2,689,768. This consisted of aggregate gross unrealized appreciation for all securities of $1,489,605 and aggregated gross unrealized depreciation for all securities of $4,179,373.
   (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions.
   (c) Variable or step coupon security; interest rate shown reflects the rate currently in effect as of April 30, 2002.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             SIRACH EQUITY PORTFOLIO
                                                      APRIL 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 COMMON STOCK - 94.9%

                                                        Shares         Value
                                                     ------------   ------------
AUTO & TRANSPORTATION -- 2.0%
RECREATIONAL VEHICLES & BOATS -- 2.0%
  Harley-Davidson.....................................   14,200     $  752,458
                                                                    ----------
  Total Auto & Transportation.........................                 752,458
                                                                    ----------
CONSUMER DISCRETIONARY -- 16.0%
COMMUNICATIONS & MEDIA -- 0.7%
  AOL Time Warner*....................................   14,897        283,341
                                                                    ----------
RESTAURANTS -- 2.1%
  Tricon Global Restaurants*..........................   12,500        788,250
                                                                    ----------
RETAIL -- 13.2%
  Bed Bath & Beyond*..................................   22,100        821,457
  Best Buy*...........................................    7,900        587,365
  Costco Wholesale*...................................   12,240        492,048
  Home Depot..........................................   17,400        806,838
  Kohl's*.............................................    7,400        545,380
  Lowe's..............................................   18,300        773,907
  Wal-Mart Stores.....................................   18,300      1,022,238
                                                                    ----------
                                                                     5,049,233
                                                                    ----------
  Total Consumer Discretionary........................               6,120,824
                                                                    ----------
CONSUMER STAPLES -- 8.9%
BEVERAGE - SOFT DRINKS -- 4.2%
  Pepsi Bottling Group................................   27,100        776,144
  PepsiCo.............................................   15,700        814,830
                                                                    ----------
                                                                     1,590,974
                                                                    ----------
FOODS -- 2.6%
  Hershey Foods.......................................    5,800        394,400
  Kellogg.............................................   17,200        617,824
                                                                    ----------
                                                                     1,012,224
                                                                    ----------
SOAP & HOUSEHOLD CHEMICALS -- 2.1%
  Procter & Gamble....................................    8,900        803,314
                                                                    ----------
  Total Consumer Staples..............................               3,406,512
                                                                    ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             SIRACH EQUITY PORTFOLIO
                                                      APRIL 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
 COMMON STOCK - continued

                                                        Shares          Value
                                                      ----------      ---------
FINANCIAL SERVICES -- 11.8%
BANKS - OUTSIDE NEW YORK CITY -- 2.2%
  BB&T.................................................   10,100     $  384,608
  Fifth Third Bancorp..................................    6,700        459,553
                                                                     ----------
                                                                        844,161
                                                                     ----------
DIVERSIFIED FINANCIAL SERVICES -- 1.9%
  Citigroup............................................    7,900        342,070
  Marsh & McLennan.....................................    3,700        373,996
                                                                     ----------
                                                                        716,066

FINANCE - SMALL LOAN -- 1.6%
  USA Education........................................    6,400        613,440
                                                                     ----------
FINANCE DATA PROCESS SERVICES -- 1.2%
  Concord EFS*.........................................   14,000        456,260
                                                                     ----------
FINANCIAL MISCELLANEOUS -- 2.7%
  AMBAC Financial Group................................    7,700        484,022
  MBNA.................................................   16,100        570,745
                                                                     ----------
                                                                      1,054,767

INSURANCE - MULTI-LINE -- 2.2%
  American International Group.........................   11,979        827,988
                                                                     ----------
  Total Financial Services.............................               4,512,682
                                                                     ----------
HEALTH CARE -- 24.6%
BIOTECHNOLOGY RESEARCH & PRODUCTS -- 3.0%
  Amgen*...............................................   10,900        576,392
  Baxter International.................................   10,200        580,380
                                                                     ----------
                                                                      1,156,772
                                                                     ----------
DRUGS & PHARMACEUTICALS -- 13.2%
  Abbott Laboratories..................................    7,700        415,415
  Forest Laboratories*.................................    8,300        640,262
  Johnson & Johnson....................................   22,700      1,449,622
  Pfizer...............................................   50,450      1,833,857
  Wyeth................................................   12,600        718,200
                                                                     ----------
                                                                      5,057,356
                                                                     ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             SIRACH EQUITY PORTFOLIO
                                                      APRIL 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
COMMON STOCK - continued

                                                          Shares        Value
                                                        ----------   ----------
HEALTH CARE FACILITIES -- 6.0%
  HCA....................................................    9,050   $  432,500
  Laboratory Corp Of America Holdings*...................    9,800      972,160
  Tenet Healthcare*......................................   12,000      880,440
                                                                     ----------
                                                                      2,285,100
                                                                     ----------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 2.4%
  St. Jude Medical*......................................   10,800      898,668
                                                                     ----------
  Total Health Care......................................             9,397,896
                                                                     ----------
MATERIALS & PROCESSING -- 1.7%
BUILDING MATERIALS -- 1.7%
  Masco..................................................   22,900      643,490
                                                                     ----------
  Total Materials & Processing...........................               643,490
                                                                     ----------
OTHER -- 6.0%
MULTI-SECTOR COMPANIES -- 6.0%
  Fortune Brands.........................................   13,200      689,832
  General Electric.......................................   50,230    1,584,757
                                                                     ----------
                                                                      2,274,589
                                                                     ----------
  Total Other............................................             2,274,589
                                                                     ----------
PRODUCER DURABLES -- 4.6%
PRODUCTION TECHNOLOGY EQUIPMENT -- 4.6%
  Applied Materials*.....................................   25,800      627,456
  Kla-Tencor*............................................    9,300      548,421
  Novellus Systems*......................................   12,100      573,540
                                                                     ----------
                                                                      1,749,417
                                                                     ----------
  Total Producer Durables................................             1,749,417
                                                                     ----------
TECHNOLOGY -- 19.3%
COMMUNICATIONS TECHNOLOGY -- 1.8%
  Cisco Systems*.........................................   47,041      689,151
                                                                     ----------
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 7.0%
  Adobe Systems..........................................   10,200      407,592
  Microsoft*.............................................   32,690    1,708,379
  Symantec*..............................................   16,200      573,642
                                                                     ----------
                                                                      2,689,613
                                                                     ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             SIRACH EQUITY PORTFOLIO
                                                      APRIL 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
COMMON STOCK - concluded

                                                                        Shares            Value
                                                                     ------------      ------------
COMPUTER TECHNOLOGY -- 3.2%
  Dell Computer*..................................................        30,700       $    808,638
  International Business Machines.................................         5,100            427,176
                                                                                       ------------
                                                                                          1,235,814
                                                                                       ------------
ELECTRONICS - SEMICONDUCTORS/COMPONENTS -- 7.3%
  Intel...........................................................        60,806          1,739,660
  Microchip Technology*...........................................        14,700            654,150
  Texas Instruments...............................................        12,200            377,346
                                                                                       ------------
                                                                                          2,771,156
                                                                                       ------------
  Total Technology................................................                        7,385,734
                                                                                       ------------
  TOTAL COMMON STOCK
    (Cost $36,422,969)............................................                       36,243,602
                                                                                       ------------
SHORT-TERM INVESTMENT -- 5.3%
REPURCHASE AGREEMENT -- 5.3%
                                                                         Face
                                                                        Amount
                                                                      ----------
  JP Morgan Chase Securities, Inc. 1.55%, dated 04/30/02,
     due 05/01/02, to be repurchased at $ 2,027,087
     collateralized by $1,943,251 of various
     U.S. Treasury Obligations valued at
     $2,027,001 (Cost $2,027,000).................................   $2,027,000           2,027,000
                                                                                       ------------
     TOTAL INVESTMENTS -- 100.2%
     (Cost $38,449,969) (a).......................................                       38,270,602
                                                                                       ------------
     OTHER ASSETS AND LIABILITIES, NET-- (0.2)%...................                          (80,146)
                                                                                       ------------
NET ASSETS CONSIST OF:
  Paid in Capital.................................................                       51,085,393
  Accumulated Net Investment Loss.................................                          (41,591)
  Accumulated Net Realized Loss on Investments....................                      (12,673,979)
  Net Unrealized Depreciation on Investments......................                         (179,367)
                                                                                       ------------
  TOTAL NET ASSETS -- 100.0%......................................                     $ 38,190,456
                                                                                       ============
  Institutional Class Shares:
  Shares Issued and Outstanding
     (authorized 100,000,000 -- $0.001 par value).................                        3,892,769
  Net Asset Value, Offering and Redemption Price Per Share........                            $9.81
                                                                                       ============

   * Non-Income Producing Security
  Cl Class
 (a) The cost for federal income tax purposes was $38,449,969. At April 30, 2002, net unrealized depreciation for all securities based on tax cost was $179,367. This consisted of aggregate gross unrealized appreciation for all securities of $3,416,531 and aggregated gross unrealized depreciation for all securities of $3,595,898.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       SIRACH PORTFOLIOS
                                                FOR THE SIX MONTHS
                                                ENDED APRIL 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

                                                   Sirach                             Sirach
                                                   Special          Sirach          Strategic        Sirach            Sirach
                                                   Equity           Growth           Balanced         Bond             Equity
                                                  Portfolio        Portfolio        Portfolio       Portfolio         Portfolio
                                                 -----------      -----------      -----------     -----------       -----------
Investment Income
Dividends.....................................  $   138,523       $  124,002      $   126,411      $        --       $   137,996
Interest......................................       62,217            8,715          604,429        3,157,867             9,775
                                                -----------       ----------      -----------      -----------       -----------
   Total Income...............................      200,740          132,717          730,840        3,157,867           147,771
                                                -----------       ----------      -----------      -----------       -----------
Expenses
Investment Advisory Fees --
   Note B.....................................      475,062          103,991          180,033          200,956           136,762
Administrative Fees -- Note C.................       76,567           38,786           52,784           68,866            42,384
Custodian Fees................................       12,382            1,525            4,941            7,110             3,548
Transfer Agent Fees...........................       12,823           13,790           10,965           16,183            12,109
Directors' Fees -- Note E.....................        4,525            1,337            1,801            2,973             2,430
Shareholder Servicing Fees --
   Note F.....................................       26,335           34,303            4,164           65,432            32,500
Call Center Fees -- Note C....................        9,050            7,323            5,560            4,305             6,268
Audit Fees....................................       10,216            7,075            7,083            7,228             7,097
Legal Fees....................................        2,715            4,991            6,525            6,900             6,730
Printing Fees.................................        6,422            7,240            7,525            8,821             7,810
Registration and Filing Fees..................       14,833            4,935            6,245            9,722               362
Other Expenses................................        6,796              494            7,202           11,742             3,798
                                                -----------       ----------      -----------      -----------       -----------
   Total Expenses.............................      657,726          225,790          294,828          410,238           261,798
                                                -----------       ----------      -----------      -----------       -----------
Less:
Waiver of Investment
   Advisory Fees -- Note B....................           --               --               --         (122,348)          (72,433)
                                                -----------       ----------      -----------      -----------       -----------
Net Expenses Before
   Expense Offset.............................      657,726          225,790          294,828          287,890           189,365
                                                -----------       ----------      -----------      -----------       -----------
Expense Offset -- Note A......................       (2,608)              (5)            (159)            (810)               (3)
                                                -----------       ----------      -----------      -----------       -----------
Net Expenses After
   Expense Offset.............................      655,118          225,785          294,669          287,080           189,362
                                                -----------       ----------      -----------      -----------       -----------
Net Investment Income (Loss)..................     (454,378)         (93,068)         436,171        2,870,787           (41,591)
                                                -----------       ----------      -----------      -----------       -----------
Net Realized Loss
   on Investments.............................   (2,582,636)        (971,188)      (1,228,933)      (2,769,936)         (992,788)
                                                -----------       ----------      -----------      -----------       -----------
Net Change in Unrealized
   Appreciation (Depreciation)................   13,920,834        1,986,097        1,242,693       (3,919,568)        1,557,037
                                                -----------       ----------      -----------      -----------       -----------
Net Gain (Loss) on Investments................   11,338,198        1,014,909           13,760       (6,689,504)          564,249
                                                -----------       ----------      -----------      -----------       -----------
Net Increase (Decrease)
   in Net Assets Resulting
   from Operations............................  $10,883,820       $  921,841      $   449,931      $(3,818,717)      $   522,658
                                                ===========       ==========      ===========      ===========       ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                      Six Months          Year
                                                                         Ended            Ended
                                                                     April 30, 2002    October 31,
                                                                      (Unaudited)         2001
                                                                     --------------   --------------
Increase (Decrease) in Net Assets
Operations:
Net Investment Loss...........................................       $    (454,378)   $     (864,970)
Net Realized Loss.............................................          (2,582,636)      (52,931,251)
Net Change in Unrealized Appreciation (Depreciation)..........           13,920,834      (25,880,301)
                                                                     --------------   --------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations...................................           10,883,820      (79,676,522)
                                                                     --------------   --------------
Distributions:
  Net Realized Gain...........................................                   --      (69,759,680)
                                                                     --------------   --------------
Capital Share Transactions (Note J):
  Issued......................................................           20,706,859       51,528,494
  In Lieu of Cash Distributions...............................                  952       68,759,018
  Redeemed....................................................          (22,264,293)     (58,946,793)
                                                                     --------------   --------------
  Net Increase (Decrease) from Capital Share Transactions.....           (1,556,482)      61,340,719
                                                                     --------------   --------------
    Total Increase (Decrease).................................            9,327,338      (88,095,483)
                                                                     --------------   --------------
Net Assets:
  Beginning of Period.........................................          127,814,883      215,910,366
                                                                     --------------   --------------
  End of Period (including accumulated net investment loss
    of $(454,378) and $0, respectively).......................       $  137,142,221   $  127,814,883
                                                                     ==============   ==============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH GROWTH PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                   Six Months         Year
                                                                     Ended            Ended
                                                                 April 30, 2002     October 31,
                                                                   (Unaudited)         2001
                                                                 --------------    -------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Loss........................................   $      (93,068)   $     (204,668)
   Net Realized Loss..........................................         (971,188)       (1,393,629)
   Net Change in Unrealized Appreciation (Depreciation).......        1,986,097       (18,640,974)
                                                                 --------------    --------------
Net Increase (Decrease) in Net Assets Resulting from
       Operations.............................................          921,841       (20,239,271)
                                                                 --------------    --------------
Distributions:
   Net Investment Income......................................               --        (9,526,396)
                                                                 --------------    --------------
       Total Distributions....................................               --        (9,526,396)
                                                                 --------------    --------------
Capital Share Transactions (Note J):
   Institutional Class
     Issued...................................................        1,721,826         8,136,091
     In Lieu of Cash Distributions............................                9         7,347,305
     Redeemed.................................................       (4,434,196)      (21,459,825)
                                                                 --------------    --------------
     Net Decrease from Capital Share Transactions.............       (2,712,361)       (5,976,429)
                                                                 --------------    --------------
       Total Decrease.........................................       (1,790,520)      (35,742,096)
Net Assets:
   Beginning of Period........................................       31,634,179        67,376,275
                                                                 --------------    --------------
   End of Period (including accumulated net investment loss
     of $(93,068) and $0, respectively).......................   $   29,843,659    $   31,634,179
                                                                 ==============    ==============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                  Six Months           Year
                                                                     Ended             Ended
                                                                April 30, 2002       October 31,
                                                                  (Unaudited)           2001
                                                                ---------------    ---------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Income.....................................   $       436,171    $     1,247,935
   Net Realized Loss.........................................        (1,228,933)        (1,524,827)*
   Net Change in Unrealized Appreciation (Depreciation)......         1,242,693        (11,209,594)
                                                                ---------------    ---------------
Net Increase (Decrease) in Net Assets Resulting
     from Operations.........................................           449,931        (11,486,486)
                                                                ---------------    ---------------
Distributions:
   Net Investment Income.....................................          (442,032)        (1,307,756)
   Net Realized Gain.........................................                --         (4,824,897)
                                                                ---------------    ---------------
     Total Distributions.....................................          (442,032)        (6,132,653)
                                                                ---------------    ---------------
Capital Share Transactions (Note J):
   Issued....................................................         1,697,584         13,315,964
   In Lieu of Cash Distributions.............................           442,032          6,119,795
   Redeemed..................................................        (2,217,981)       (18,938,326)*
                                                                ---------------    ---------------
   Net Increase (Decrease) from Capital Share Transactions...           (78,365)           497,433
                                                                ---------------    ---------------
     Total Decrease..........................................           (70,466)       (17,121,706)
Net Assets:
   Beginning of Period.......................................        54,867,190         71,988,896
                                                                ---------------    ---------------
End of Period (including undistributed net investment
     income of $102,606 and $108,467, respectively)..........   $    54,796,724    $    54,867,190
                                                                ===============    ===============

*Includes realized gain and redemption as a result of a redemption in Kind (See
Note I).

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  SIRACH BOND PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                    Six Months             Year
                                                                       Ended               Ended
                                                                   April 30, 2002       October 31,
                                                                    (Unaudited)            2001
                                                                   --------------     --------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Income.....................................     $     2,870,787     $    5,956,838
   Net Realized Gain (Loss)..................................          (2,769,936)         2,166,406
   Net Change in Unrealized Appreciation (Depreciation)......          (3,919,568)         2,373,946
                                                                  ---------------     --------------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations.........................................          (3,818,717)        10,497,190
                                                                  ---------------     --------------
Distributions:
   Net Investment Income.....................................          (2,867,302)        (5,904,354)
   Net Realized Gains........................................            (231,761)                --
                                                                  ---------------     --------------
     Total Distributions.....................................          (3,099,063)        (5,904,354)
                                                                  ---------------     --------------
Capital Share Transactions (Note J):
   Institutional Class:
    Issued...................................................          16,154,373         52,629,749
    In Lieu of Cash Distributions............................           2,852,597          5,672,984
    Redeemed.................................................         (12,259,034)       (31,412,303)
                                                                  ---------------     --------------
    Net Increase from Capital Share Transactions.............           6,747,936         26,890,430
                                                                  ---------------     --------------
     Total Increase (Decrease)...............................            (169,844)        31,483,266
Net Assets:
   Beginning of Period.......................................         116,144,308         84,661,042
                                                                  ---------------     --------------
   End of Period (including undistributed net investment
     income of $571,934 and $568,449, respectively)..........     $   115,974,464     $  116,144,308
                                                                  ===============     ==============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH EQUITY PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                         Six Months            Year
                                                                            Ended              Ended
                                                                        April 30, 2002       October 31,
                                                                          (Unaudited)           2001
                                                                        --------------     ---------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Loss..............................................    $      (41,591)    $      (126,758)
   Net Realized Loss................................................          (992,788)        (11,665,452)
   Net Change in Unrealized Appreciation (Depreciation).............         1,557,037         (17,799,778)
                                                                        --------------     ---------------
   Net Increase (Decrease) in Net Assets
       Resulting from Operations....................................           522,658         (29,591,988)
                                                                        --------------     ---------------
Distributions:
   Net Realized Gain................................................                --          (3,834,013)
                                                                        --------------     ---------------
Capital Share Transactions (Note J):
       Issued.......................................................         4,025,366          16,112,981
       In Lieu of Cash Distributions................................                --           3,611,046
       Redeemed.....................................................        (8,761,150)        (17,384,982)
                                                                        --------------     ---------------
       Net Increase (Decrease) from Capital Share Transactions......        (4,735,784)          2,339,045
                                                                        --------------     ---------------
         Total Decrease.............................................        (4,213,126)        (31,086,956)
Net Assets:
   Beginning of Period..............................................        42,403,582          73,490,538
                                                                        --------------     ---------------
   End of Period (including accumulated net investment loss
       of $(41,591) and $0, respectively)...........................    $   38,190,456     $    42,403,582
                                                                        ==============     ===============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                        Six Months                        Institutional Class
                                           Ended                        Years Ended October 31,
                                      April 30, 2002  --------------------------------------------------------------
                                        (Unaudited)     2001         2000         1999         1998          1997
                                      --------------  --------     --------     --------     ---------    ----------
Net Asset Value,
   Beginning
   of Period.........................    $   5.13     $  13.19     $  13.36     $  10.09     $   14.95    $   17.98
                                         --------     --------     --------     --------     ---------    ---------
Income (Loss) from Investment
   Operations
Net Investment Loss..................       (0.02)       (0.03)       (0.07)       (0.07)        (0.10)       (0.09)
Net Realized and
   Unrealized Gain
   (Loss)............................        0.46        (3.75)        4.40         5.85         (1.90)        0.98
                                         --------     --------     --------     --------     ---------    ---------
Total from
   Investment
   Operations........................        0.44        (3.78)        4.33         5.78         (2.00)        0.89
                                         --------     --------     --------     --------     ---------    ---------
Distributions:
   Net Investment
      Income.........................          --           --           --           --            --           --
   Net Realized Gain.................          --        (4.28)       (4.50)       (2.51)        (2.86)       (3.92)
                                         --------     --------     --------     --------     ---------    ---------
Total Distributions..................          --        (4.28)       (4.50)       (2.51)        (2.86)       (3.92)
                                         --------     --------     --------     --------     ---------    ---------
Net Asset Value, End
   of Period.........................    $   5.57     $   5.13     $  13.19     $  13.36     $   10.09    $   14.95
                                         ========     ========     ========     ========     =========    =========

Total Return.........................        8.58%**    (37.24)%      36.47%       71.28%       (14.99)%       8.11%
                                         ========     ========     ========     ========     =========    =========
Ratios and Supplemental Data
Net Assets, End of
   Period (Thousands)................    $137,142     $127,815     $215,910     $184,377     $ 154,373    $ 368,430

Ratio of Expenses to
   Average Net Assets................        0.97%*       0.97%        0.88%        0.94%         0.92%        0.89%
Ratio of Net Investment
   Loss to Average
   Net Assets........................       (0.68)%*     (0.54)%      (0.49)%      (0.57)%       (0.61)%      (0.53)%
Portfolio Turnover Rate..............          90%         157%         143%         205%          126%         114%

 * Annualized
** Not Annualized

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH GROWTH PORTFOLIO

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period


                              Six Months                        Institutional Class
                                Ended                          Years Ended October 31,
                            April 30, 2002  -----------------------------------------------------------------
                              (Unaudited)      2001          2000        1999           1998          1997
                            --------------  ---------     ---------    ---------     ---------     ----------
Net Asset Value,
   Beginning of
   Period.................    $    6.08     $   11.06     $   14.63    $   13.76     $   15.44     $   14.01
                              ---------     ---------     ---------    ---------     ---------     ---------
Income from Investment
   Operations
Net Investment
   Income (Loss)..........        (0.02)        (0.04)        (0.06)       (0.06)         0.02          0.12
Net Realized and
   Unrealized
   Gain (Loss)............         0.18         (3.34)         2.00         3.37          1.47          3.55
                              ---------     ---------     ---------    ---------     ---------     ---------
Total from Investment
   Operations.............         0.16         (3.38)         1.94         3.31          1.49          3.67
                              ---------     ---------     ---------    ---------     ---------     ---------
Distributions:
   Net Investment
      Income..............           --            --            --           --         (0.04)        (0.13)
   Net Realized Gain......           --         (1.60)        (5.51)       (2.44)        (3.13)        (2.11)
                              ---------     ---------     ---------    ---------     ---------     ---------
Total Distributions.......           --         (1.60)        (5.51)       (2.44)        (3.17)        (2.24)
                              ---------     ---------     ---------    ---------     ---------     ---------
Net Asset Value,
   End of Period..........    $    6.24     $    6.08     $   11.06    $   14.63     $   13.76     $   15.44
                              =========     =========     =========    =========     =========     =========

Total Return..............         2.63%**     (34.30)%       14.69%       26.90%        11.45%        30.86%
                              =========     =========     =========    =========     =========     =========
Ratios and Supplemental Data
Net Assets, End of
   Period (Thousands)         $  29,844     $  31,634     $  67,376    $  62,231     $  84,423     $ 132,530
Ratio of Expenses to
   Average Net Assets              1.40%*        1.26%         1.09%        1.01%         0.91%         0.90%
Ratio of Net Investment
   Income (Loss)
   to Average
   Net Assets.............        (0.58)%*      (0.47)%       (0.44)%      (0.35)%        0.17%         0.84%
Portfolio Turnover
   Rate...................           39%           70%           71%          90%          103%          138%

  * Annualized
 ** Not Annualized

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period


                                Six Months                     Institutional Class
                                  Ended                     Years Ended October 31,
                              April 30, 2002  ---------------------------------------------------
                               (Unaudited)      2001       2000       1999       1998       1997
                              --------------  -------    -------    -------    -------    -------
Net Asset Value,
  Beginning of
  Period..................       $ 8.77       $ 11.59    $ 12.32    $ 11.56    $ 12.44    $ 11.99
                                 ------       -------    -------    -------    -------    -------
Income (Loss) from
  Investment Operations
Net Investment
  Income..................         0.07          0.16       0.24       0.25       0.28       0.37
Net Realized and
  Unrealized Gain
  (Loss)..................           --         (1.98)      1.05       1.49       0.88       1.81
                                 ------       -------    -------    -------    -------    -------
Total from Investment
  Operations..............         0.07         (1.82)      1.29       1.74       1.16       2.18
                                 ------       -------    -------    -------    -------    -------
Distributions:
  Net Investment
    Income................        (0.07)        (0.21)     (0.25)     (0.25)     (0.29)     (0.37)
  Net Realized
    Gain..................           --         (0.79)     (1.77)     (0.73)     (1.75)     (1.36)
                                 ------       -------    -------    -------    -------    -------
Total Distributions.......        (0.07)        (1.00)     (2.02)     (0.98)     (2.04)     (1.73)
                                 ------       -------    -------    -------    -------    -------
Net Asset Value,
  End of Period...........       $ 8.77       $  8.77    $ 11.59    $ 12.32    $ 11.56    $ 12.44
                                 ======       =======    =======    =======    =======    =======
Total Return..............         0.79%**     (16.62)%    11.07%     15.74%     10.63%     20.78%
                                 ======       =======    =======    =======    =======    =======
Ratios and Supplemental Data
Net Assets, End of Period
  (Thousands).............      $54,797       $54,867    $71,989    $71,014    $84,522    $86,204
Ratio of Expenses
  to Average
  Net Assets..............         1.07%*        1.05%*     1.00%      1.01%      1.01%      0.97%
Ratio of Net Investment
  Income to Average
  Net Assets..............         1.57%*        2.08%*     1.99%      2.00%      2.39%      3.06%
Portfolio Turnover
  Rate....................           48%          111%        68%        83%        87%       128%

  * Annualized
 ** Not Annualized

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  SIRACH BOND PORTFOLIO

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                              Institutional Class
                                               ------------------------------------------------
                                Six Months                                          November 3,
                                  Ended                                              1997+ to
                              April 30, 2002                                        October 31,
                                (Unaudited)      2001          2000       1999         1998
                              --------------   -------        ------     -------    -----------
Net Asset Value,
  Beginning of Period.........   $ 10.15       $  9.68        $ 9.70     $ 10.35      $ 10.00
                                 -------       -------        ------     -------      -------
Income (Loss) from Investment
  Operations
Net Investment Income.........      0.24          0.58          0.62        0.60         0.59
Net Realized and Unrealized
  Gain (Loss).................     (0.57)         0.48         (0.01)      (0.54)        0.28
                                 -------       -------        ------     -------      -------
Total from Investment
  Operations..................     (0.33)         1.06          0.61        0.06         0.87
                                 -------       -------        ------     -------      -------
Distributions:
  Net Investment Income.......     (0.24)        (0.59)        (0.63)      (0.60)       (0.52)
  Net Realized Gain...........     (0.02)           --            --       (0.11)          --
                                 -------       -------        ------     -------      -------
Total Distributions...........     (0.26)       ( 0.59)        (0.63)      (0.71)       (0.52)
                                 -------       -------        ------     -------      -------
Net Asset Value,
  End of Period...............   $  9.56       $ 10.15        $ 9.68     $  9.70      $ 10.35
                                 =======       =======        ======     =======      =======
Total Return++................     (3.23)%**     11.14%         6.57%       0.58%        8.84%**
                                 =======       =======        ======     =======      =======
Ratios and Supplemental Data
Net Assets, End of Period
  (Thousands)................. $ 115,974     $ 116,144       $84,661     $64,847      $63,409
Ratio of Expenses to Average
  Net Assets..................      0.72%*        0.50%         0.50%       0.50%        0.51%*
Ratio of Net Investment Income
  to Average Net Assets.......      4.78%*        5.80%         6.45%       5.90%        5.95%*
Portfolio Turnover Rate.......        64%          191%          150%        170%         168%

  * Annualized
 ** Not Annualized
  + Commencement of Operations
 ++ Total Return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH EQUITY PORTFOLIO

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                              Six Months                     Institutional Class
                                 Ended                      Years Ended October 31,
                             April 30, 2002------------------------------------------------------
                              (Unaudited)       2001       2000       1999       1998       1997
                             --------------   -------    -------    -------    -------    -------
Net Asset Value,
  Beginning of Period........   $ 9.71        $ 17.42    $ 19.36    $ 15.59    $ 13.98    $ 10.97
                                ------        -------    -------    -------    -------    -------
Income (Loss) from
  Investment Operations
Net Investment Income (Loss).    (0.01)         (0.03)     (0.07)     (0.04)     (0.01)      0.03
Net Realized and
  Unrealized Gain (Loss).....     0.11          (6.76)      1.65       4.08       2.01       3.06
                                ------        -------    -------    -------    -------    -------
Total from Investment
  Operations.................     0.10          (6.79)      1.58       4.04       2.00       3.09
                                ------        -------    -------    -------    -------    -------
Distributions:
  Net Investment Income......       --             --         --         --      (0.01)     (0.02)
  Net Realized Gain..........       --          (0.92)     (3.52)     (0.27)     (0.38)     (0.06)
                                ------        -------    -------    -------    -------    -------
Total Distributions..........       --          (0.92)     (3.52)     (0.27)     (0.39)     (0.08)
                                ------        -------    -------    -------    -------    -------
Net Asset Value, End
  of Period..................   $ 9.81        $  9.71    $ 17.42    $ 19.36    $ 15.59    $ 13.98
                                ======        =======    =======    =======    =======    =======
Total Return+................     1.03%**      (40.64)%     7.62%     26.17%     14.63%     28.34%
                                ======        =======    =======    =======    =======    =======
Ratios and
  Supplemental Data
Net Assets, End of Period
  (Thousands)................  $38,190        $42,404    $73,491    $43,125    $37,939    $26,169
Ratio of Expenses to
  Average Net Assets.........     1.24%*         0.90%      0.90%      0.90%      0.90%      0.90%
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets.........    (0.54)%*       (0.24)%    (0.43)%    (0.21)%    (0.08)%     0.30%
Portfolio Turnover Rate......       43%            92%        73%       121%        75%        89%

  * Annualized
 ** Not Annualized
  + Total Return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                     SIRACH PORTFOLIOS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

     UAM Funds Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Sirach Special Equity Portfolio, Sirach Growth Portfolio, Sirach Strategic Balanced Portfolio, Sirach Bond Portfolio and Sirach Equity Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At April 30, 2002, the UAM Funds were comprised of 22 active portfolios. The information presented in the financial statements pertains only to the Portfolios. The Portfolios are authorized to offer two separate classes of shares-Institutional Class Shares and Institutional Service Class Shares. The Sirach Growth Portfolio and the Sirach Bond Portfolio had Institutional Service Class Shares until August 10, 2000 and July 6, 2000, respectively, at which time the classes were fully liquidated. Both classes of shares had identical voting rights (except Institutional Service Class shareholders had exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. The objective of the Portfolios are as follows:

         Sirach Special Equity Portfolio seeks to provide maximum long-term growth of capital, consistent with reasonable risk to principal, by investing in small capitalized companies with particularly attractive financial characteristics.

         Sirach Growth Portfolio seeks to provide long-term capital growth consistent with reasonable risk to principal by investing in a diversified portfolio of common stocks of companies that offer long-term growth potential.

         Sirach Strategic Balanced Portfolio seeks to provide long-term growth of capital consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks and fixed income securities.

         Sirach Bond Portfolio seeks to provide above-average total return, consistent with reasonable risk to principal, by investing primarily in dollar-denominated investment-grade fixed income securities.

         Sirach Equity Portfolio seeks to provide long-term capital growth consistent with reasonable risk to principal by investing, primarily in common stocks of companies that offer long-term growth potential.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

UAM FUNDS                                                      SIRACH PORTFOLIOS
--------------------------------------------------------------------------------

         1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Fixed income securities are stated on the basis of valuation provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Directors.

         2. Federal Income Taxes: It is each Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

         3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolios' custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

         Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

         4. Distributions to Shareholders: Each Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

         The amount and character of income and capital gain distributions to be

UAM FUNDS                                                      SIRACH PORTFOLIOS

--------------------------------------------------------------------------------

     paid are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments for net operating losses.

         Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income (loss) per share in the financial highlights.

         5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the scientific interest method, which approximates the effective interest method. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a portfolio or share class are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolios are shown gross of expense offsets, if any, for custodian balance credits.

         6. Implementation of New Accounting Standards: The Portfolios implemented the provision of the AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), as required on November 1, 2001. The implementation did not have any material impact on the results of operations or financial condition of the Portfolios upon adoption of the provisions of the Guide.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Sirach Capital Management, Inc. (the "Adviser"), an affiliate of Old Mutual (US) Holdings Inc. (formerly United Asset Management Corporation, "UAM"), provides investment advisory services to the Portfolios at a fee calculated at an annual rate of average daily net assets for the month as follows:

          Sirach Portfolios                    Rate
          -----------------                   -----
          Special Equity....................  0.70%
          Growth............................  0.65%
          Strategic Balanced................  0.65%
          Bond..............................  0.35%
          Equity............................  0.65%

UAM FUNDS                                                      SIRACH PORTFOLIOS

--------------------------------------------------------------------------------

     The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Sirach Bond and the Equity Portfolios' total annual operating expenses, from exceeding, 0.50% and 0.90% of average daily net assets, respectively.

     C. Administrative Services: Prior to April 1, 2001, UAM Fund Services, Inc. ("UAMFSI"), a wholly owned subsidiary of UAM, provided and oversaw administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the UAM Funds under a Fund Administrative Agreement (the "Agreement"). UAMFSI had entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DSI") and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the UAM Funds.

     Pursuant to the Agreement, the Portfolios paid UAMFSI 0.073% per annum of the average daily net assets of the Portfolio, an annual base fee of $72,500 per Portfolio and a fee based on the number of active shareholder accounts.

     Effective April 1, 2001, SEI (the "Administrator") was appointed the administrator and began providing administrative services to the UAM Funds under an Administration Agreement (the "Administration Agreement").

     Pursuant to the Administration Agreement, the Portfolio pays the Administrator 0.073% per annum (with the exception of the Strategic Balanced Portfolio which is 0.093%) of the average daily net assets of the Portfolio and an annual base fee of $54,500 per Portfolio.

     Effective April 1, 2001, the UAM Funds entered into an agreement with PBHG Shareholder Servicing Center ("PBHGSSC", formerly UAMSSC) whereby PBHGSSC began providing shareholder services to the UAM Funds. Pursuant to the agreement, the UAM Funds pay PBHGSSC $8,250 for the first operational class of a portfolio plus $2,750 for each additional class of a portfolio and $33 per account. For the six months ended April 30, 2002, PBHGSSC was paid $9,050, 7,323, 5,560, 4,305, and 6,268 by the Special Equity, Growth, Strategic Balanced, Bond and Equity Portfolios, respectively.

     D. Distribution Services: Effective April 1, 2001, Funds Distributor, Inc. (the "Distributor") was appointed as the distributor and began providing distribution services to the UAM Funds. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

UAM FUNDS                                                      SIRACH PORTFOLIOS

--------------------------------------------------------------------------------

     E. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Board meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds, (however, including retainer fees, each Board member must receive a minimum of $7,500 for each meeting other than a private or telephone meeting).

     F. Shareholder Servicing Fees: Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the UAM Funds for providing a variety of services, including record-keeping and transaction processing. Such fees are based on the assets of the UAM Funds that are serviced by the financial representative.

     G. Purchases and Sales: For the six months ended April 30, 2002, purchases and sales of investment securities other than long-term U.S. Government and agency securities and short-term securities were:

Sirach Portfolios                             Purchases                 Sales
-----------------                           ------------            ------------
Special Equity..........................    $114,952,185            $116,959,069
Growth..................................      12,122,516              15,195,331
Strategic Balanced......................      16,648,345              19,003,216
Bond....................................      37,333,422              28,565,771
Equity..................................      17,866,012              23,361,405

     Purchases and sales of long-term U.S. Government securities were $6,376,252 and $5,555,531, respectively, for the Sirach Strategic Balanced Portfolio and $25,960,401 and $28,549,214, respectively, for the Sirach Bond Portfolio. There were no purchases or sales of long-term U.S. Government securities for the Sirach Special Equity Portfolio, the Sirach Growth Portfolio and the Sirach Equity Portfolio.

     H. Line of Credit: The Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 0.10% per annum (provided that for the period beginning April 27, 2001 through July 27, 2001, such commitment fee shall be computed at 0.09% per annum), payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. For the six months ended April 30, 2002, the Portfolios had no borrowings under the agreement.

UAM FUNDS                                                      SIRACH PORTFOLIOS

--------------------------------------------------------------------------------

     I. Other: At April 30, 2002 the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                       No. of             %
Sirach Portfolios                                   Shareholders      Ownership
-----------------                                   ------------      ---------
Special Equity....................................       1                23
Growth............................................       3                75
Strategic Balanced................................       2                40
Bond..............................................       1                17
Equity............................................       3                48

     During the year ended October 31, 2001, the Strategic Balanced Portfolio distributed securities in lieu of cash for an Institutional Shareholder redemption. The shareholder received a pro-rata portion of the Portfolio's holdings. The value of the redemption was $9,298,768 (of which $816,783 was a realized gain for financial reporting purposes). Institutional shares of 976,259 were redeemed from the Portfolio as a part of this transaction. This transaction was completed following guidelines approved by the Board of Directors.

     J. Capital Share Transactions: Transactions in capital shares for the portfolios, by class, were as follows:

                                             Institutional Class Shares
                                          -------------------------------
                                           Six Months           Year
                                             Ended              Ended
                                            April 30,         October 31,
                                              2002               2001
                                          -----------         -----------
Sirach Special Equity Portfolio:
Issued..................................    3,706,290           8,113,643
In Lieu of Cash Distributions...........          172           9,864,983
Redeemed................................   (3,987,562)         (9,425,962)
                                          -----------         -----------
Net Increase (Decrease) in
  Shares Outstanding....................     (281,100)          8,552,664
                                          ===========         ===========
Sirach Growth Portfolio:
Issued..................................      269,259           1,065,928
In Lieu of Cash Distributions...........            1             894,893
Redeemed................................     (691,072)         (2,848,115)
                                          -----------         -----------
Net Decrease in Shares Outstanding......     (421,812)           (887,294)
                                          -----------         -----------

UAM FUNDS                                                      SIRACH PORTFOLIOS

--------------------------------------------------------------------------------

Sirach Strategic Balanced Portfolio:
Issued............................................      190,503       1,395,519
In Lieu of Cash Distributions.....................       49,122         613,668
Redeemed..........................................     (248,497)     (1,962,709)
                                                    -----------     -----------
Net Increase (Decrease) in
   Shares Outstanding.............................       (8,872)         46,478
                                                    ===========     ===========
Sirach Bond Portfolio:
Issued............................................    1,657,798       5,248,300
In Lieu of Cash Distributions.....................      297,452         568,379
Redeemed..........................................   (1,264,218)     (3,113,359)
                                                    -----------     -----------
Net Increase in Shares Outstanding................      691,032       2,703,320
                                                    ===========     ===========

Sirach Equity Portfolio:
Issued............................................      398,232       1,377,561
In Lieu of Cash Distributions.....................           --         254,658
Redeemed..........................................     (872,222)     (1,484,316)
                                                    -----------     -----------
Net Increase (Decrease) in
   Shares Outstanding.............................     (473,990)        147,903
                                                    ===========     ===========

UAM FUNDS                                                      SIRACH PORTFOLIOS

--------------------------------------------------------------------------------

     K. Reorganization: The Board of Directors of UAM Funds, Inc. and UAM Funds, Inc. II and the Board of Trustees of UAM Funds Trust approved a reorganization of the UAM Funds (the "Reorganization"), whereby the assets and liabilities of each UAM Fund would be transferred into corresponding portfolios of The Advisors' Inner Circle Fund. As a result of the Reorganization, each UAM Fund shareholder will become a shareholder of the corresponding Advisors' Inner Circle Fund portfolio. The Reorganization is scheduled to occur at the close of business on June 21, 2002.

                                     NOTES

UAM FUNDS                                                      SIRACH PORTFOLIOS

--------------------------------------------------------------------------------
Officers and Directors

Scott F. Powers
Director, President and Chairman

John T. Bennett, Jr.
Director

Nancy J. Dunn
Director

Philip D. English
Director

William A. Humenuk
Director

Linda T. Gibson
Vice President and Secretary

Sherry Kajdan Vetterlein
Vice President and Assistant Secretary

Christopher F. Salfi
Treasurer

Suzan M. Barron
Assistant Secretary

Molly S. Mugler
Assistant Secretary

--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-826-5465
www.uam.com

Investment Adviser
Sirach Capital Management, Inc.
520 Pike Street
Suite 2800
Seattle, WA 98101

Distributor
Funds Distributor, Inc.
60 State Street
Suite 1300
Boston, MA 02109

                                            ------------------------------------
                                            This report has been prepared for
                                            shareholders and may be distributed
                                            to others only if preceded or
                                            accompanied by a current prospectus.
                                            ------------------------------------